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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2017

Table of Contents

The Alger Institutional Funds

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	10
Portfolio Summary (Unaudited)	18
Schedules of Investments	19
Statements of Assets and Liabilities	38
Statements of Operations	42
Statements of Changes in Net Assets	44
Financial Highlights	48
Notes to Financial Statements	63
Report of Independent Registered Public Accounting Firm	90
Additional Information (Unaudited)	91

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Shareholders’ Letter October 31, 2017

Dear Shareholders,

Corporate Earnings Strengthen as Growth Stocks Trounce Value Stocks
During the one-year period ended October 31, 2017, strong corporate fundamentals and economic growth continued to support the vibrant equity rally, with the S&P 500 Index generating a noteworthy 23.63% gain. An equally dramatic trend of growth equities outperforming value stocks continued with the 26.50% return of the S&P 500 Growth
Index substantially beating the 19.60% return of the index’s value-oriented counterpart.

Corporate Earnings Shine
The discussion in Washington of potential tax reform and other pro-growth initiatives, we believe, appears to favorably support corporate America, and as a result, has contributed to positive sentiment for U.S equities. We maintain, however, that corporate fundamentals, including strong earnings combined with economic growth, have been the primary driver of equity gains. As of the end of the reporting period, third-quarter S&P 500 earnings were expected to increase 5.9%. As I write this letter, it appears that this past quarter will mark the fifth consecutive quarter of earnings growth.

At Alger, our fundamental research seeks companies with strong potential for earnings growth. We believe that a broad theme of companies developing innovative technology, including cloud computing services, internet-connected devices, and artificial intelligence, that can disrupt existing business models is creating attractive growth opportunities. This trend was clearly apparent during the one year period ended September 30, 2017 of this year with the Information Technology sector generating nearly twice the earnings-per-share growth of the overall S&P 500 Index (11.9% vs. 6.0%).

We note that past periods of strong corporate earnings growth have resulted in increased business spending and we believe the recent uptick in corporate earnings is likely to again support business spending, which in turn could improve corporate productivity and provide an additional boost to the economy.

The Economic Recovery Continues
Investors during the reporting period also reacted favorably to encouraging economic data, such as the following developments:

• The U.S. Consumer Confidence Index climbed from 100.8 to 125.9.
• Wage growth continued with a 3.2% year-over-year increase in September.
• The Conference Board’s Leading Economic Indicator Index continued
climbing and hit a record high of 128.8 in August. The index’s September reading of 128.6 was still high by historical standards.
Investor sentiment has also been supported by expectations for improving economic growth globally. Indeed, Europe, Asia, and most of the Americas are on track to produce economic growth in 2017. Corporate earnings in both developed and emerging markets during the reporting period continued to strengthen while Purchasing Managers’ Index readings in Europe and China were also encouraging. A perception that geopolitical risks were moderating combined with fiscal and monetary stimulus in many countries also supported investor sentiment. Those developments supported investor sentiment relating to multinational corporations and extended the equity rally beyond the U.S. For the reporting period, the MSCI ACWI ex USA Index generated a 24.20% return while the
MSCI Emerging Markets Index advanced 26.91%.

Growth Outperforms Value
The strong outperformance for growth equities during the reporting period and for the 10-
year period ended October 31, 2017 is also noteworthy. For the 10-year period, the S&P 500
Growth Index has outperformed the S&P 500 Value Index by 40.75 percent. As detailed in a recent Alger paper “A New Perspective on Growth Versus Value” (available on Alger.
com), the biggest contributors to this “growth advantage” are the aforementioned strength in technology companies’ earnings-per-share (EPS) growth and the weak performance of low price-to-book stocks commonly found in the value category. The underperformance of low price-to-book value stocks can be partially explained by a combination of corporations’
increasing reliance on intangible assets, accounting standards that fail to reflect those changing business models, and the heavy reliance on one particular metric for style classification (price-to-book value). 1

Today, many businesses use fewer tangible assets, such as plants and equipment, than in the past and they are increasingly more reliant on intangible resources, including research and development, advertising, marketing, and training. Accounting professors Baruch Lev and
Feng Gu have observed that over the past 40 years the investment rate in physical capital fell by 35% while the investment rate in intangible assets grew by almost 60%. 2

Internet businesses are an example. They use far fewer tangible assets relative to the income they generate than do more traditional companies, such as auto manufacturers, that have to build large factories. For internet companies, intangible assets can include search algorithms that attract users who in turn drive advertising revenues. User data can also be considered an intangible asset. Such data can support advertising revenue for digital media companies and sales for online retailers. In these examples, intangible assets generate revenues that in turn drive earnings growth.

The problem is that accounting practices haven’t kept up with the changing economy.
Spending on intangible assets (done organically rather than through acquisitions) is not capitalized in current accounting standards and therefore is not included in book value, rendering the price-to-book value metric less effective in our view. New economy companies are therefore more likely to have high market values relative to their book values and be classified as growth companies. By relying heavily on price-to-book valuations rather than other methods of valuation such as price-to-earnings, style classification increasingly separates companies based on business models. For example, digital companies with higher returns on capital are more likely to be classified as growth even if their cash flows are large relative to their market value. These companies, broadly speaking, have used innovation to create products and services that have resulted in high returns on capital and strong earnings growth. In doing so, they have outperformed companies with greater capital needs, particularly tangible assets. Indeed, low price-to-book equities have underperformed not just the broad market, but other value equities such as those with low price-to-earnings. Slow economic growth during the past few years has also been a headwind for value stocks, which tend to be cyclical. Low interest rates, furthermore, have hurt the performance of banks, which have more significant representation in value indexes than in growth benchmarks.

The Accelerating Speed of Innovation
The divergence in growth and value is also being driven by technological advances that are expanding at an exponential rate, which means the rate of change is accelerating.
This acceleration is apparent most famously in Moore’s law, which explains the rate of improvement in transistors, but we also see it in information storage (e.g., hard drives), information transportation (e.g., fiber-optic cables), wireless telecommunications, energy, and even illumination.3 Technology is thus creating a potent engine to drive the economy forward. The increasing pace of change means that newer innovations are spreading through society faster. Older innovations such as the dishwasher and washing machine took many decades to reach 50% penetration of the U.S. market, but more recent innovations such as the internet and social media have taken 14 years and 9 years, respectively. The accelerating rate of innovation may wreak havoc on value investing, which is essentially dependent on the improvement of cheap valuations and depressed fundamentals. With change happening more rapidly, value stocks that appear cheap may often simply be victims of change while growth stocks may benefit as purveyors of change.

Conclusion
While we are ardent believers in growth investing, we are not suggesting that value investing will always underperform. Rather, we maintain that the definitions of growth vs. value and accounting standards need to evolve with the economy. We believe that investors reflexively using “standard” but increasingly outdated valuation measures are at risk of missing attractive equity opportunities that arise from the positive fundamental changes occurring across industries and economies because of innovation.

At Alger, we are valuation-sensitive and our analysts and portfolio managers think intensely about valuation and risk. However, we believe that when seeking attractive investment returns, the fundamentals of a company, of a sector, and, indeed, of the economy matter much more than valuations. Classically, for Alger, that means investing in growth companies and fundamental growth that is the hallmark of the beginning of new eras and stages in industries and in markets. Our observations of innovation and the other secular trends that are supporting growth equities lead us to believe that this is an exciting time to be an investor or shareholder. Our task at Alger, which has been our focus for more than 50 years, is to continue to identify the winners and losers emerging from change.

Portfolio Matters
Alger Capital Appreciation Institutional Fund
The Alger Capital Appreciation Institutional Fund returned 29.38% for the fiscal 12-month period ended October 31, 2017, compared to the 29.71% return of the Russell 1000 Growth
Index.

During the reporting period, the largest portfolio sector weightings were Information
Technology and Consumer Discretionary. The largest sector overweight was Information
Technology and the largest sector underweight was Consumer Staples. The Information
Technology and Financials sectors contributed to relative performance while Industrials and

Health Care were among sectors that detracted from results.

Apple, Inc.; Amazon.com, Inc.; Microsoft Corp.; Alphabet, Inc., Cl. C; and Facebook,
Inc., Cl A. were the top contributors to performance. Apple is a well-known provider of smartphones, laptops, and other computing devices. Its shares outperformed during the reporting period in response to the rapid growth of users for its iOS operating system, excitement over new product launches, and strong sales of iPhones.

Conversely, Anadarko Petroleum Corp.; Molson Coors Brewing Co., Cl. B; Pioneer Natural
Resources Co.; QUALCOMM, Inc.; and Newell Brands, Inc. were the top detractors from results. Newell Brands is a leading global consumer products company. Its brands include
Rubbermaid, Paper Mate, Calphalon, Graco, and Levolor. Newell Brand’s significant Jarden acquisition has been a transformational positive life cycle event. Jarden has an impressive stable of brands such as Coleman, Rawlings, Marmot, and Yankee Candle. Newell shares detracted from performance late in the reporting period after the company lowered earnings guidance due to increased spending to stimulate categories where revenue growth has been sluggish. The company also cited increased resin import costs associated with Hurricane
Harvey’s destruction in Texas. Resin is a very important component of Newell’s plastic products.

Alger Capital Appreciation Focus Fund
The Alger Capital Appreciation Focus Fund returned 32.50% for the fiscal 12-month period ended October 31, 2017, compared to the 29.71% return of its benchmark, the Russell 1000
Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Industrials. Relative outperformance in the Information
Technology and Financials sectors was the most important contributor to performance, while Industrials and Materials were among sectors that detracted from results.

Apple, Inc.; Amazon.com, Inc.; Microsoft Corp.; Alphabet, Inc., Cl. C; and Alibaba Group
Holding Ltd. were among the top contributors to performance. Shares of Apple performed strongly in response to developments described in the Alger Capital Appreciation
Institutional Fund discussion.

Conversely, Anadarko Petroleum Corp.; Pioneer Natural Resources Co.; Molson Coors
Brewing Co., Cl. B; Newell Brands, Inc.; and Expedia, Inc. were the largest detractors from performance. Pioneer Natural Resources is an oil and gas exploration and production company with industry-leading leverage to the Permian Basin in Texas and New Mexico. The company has been generating strong unit volume production growth. However, the shares detracted from performance late in the reporting period after the company said it missed its oil production target and lowered full-year guidance due to delays in well completions beset by operational issues. Additionally, the performance of oil-related equities was weak because of soft energy commodity prices.

Alger Mid Cap Growth Institutional Fund
The Alger Mid Cap Growth Institutional Fund returned 32.70% for the fiscal 12-month period ended October 31, 2017, compared to the 26.25% return of the Russell Midcap
Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest underweight was Consumer Discretionary. The Health Care and Information Technology sectors provided the greatest contributions to relative performance while Consumer Discretionary and Materials were among sectors that detracted from results.

Tolero Pharmaceutical, Inc., Series B Convertible Preferred Stock, Lam Research Corp.;
Tolero Pharmaceuticals, Inc., CDR; Autodesk, Inc.; and Broadcom Ltd. were the top contributors to performance. Tolero Pharmaceuticals is a clinical-stage biopharmaceutical company with a single purpose: alleviate human suffering through the development of meaningful medicines to treat cancer and other serious human diseases. Early in the reporting period, Sumitomo Dainippon Pharma announced plans to acquire Tolero. The terms of the deal caused investors to revalue the company higher. As such, the Tolero position contributed to the portfolio’s performance.

Conversely, TransDigm Group, Inc.; TreeHouse Foods, Inc.; Viacom, Inc., Cl. B; O'Reilly
Automotive, Inc.; and Advance Auto Parts, Inc. were the top detractors from results.
TransDigm Group produces, designs, and provides highly engineered aerospace components, systems, and subsystems that are used in commercial and military aircraft. TransDigm came under scrutiny for allegations that its various subsidiaries did not conform to a 2014 rule that requires registrants to a federal procurement database to disclose their parent company.

Alger Small Cap Growth Institutional Fund
The Alger Small Cap Growth Institutional Fund returned 38.37% for the fiscal 12-month period ended October 31, 2017, compared to the 31.00% return of the Russell 2000 Growth
Index.

During the reporting period, the largest sector weightings were Health Care and Information
Technology. The largest sector overweight was Health Care and the largest underweight was
Industrials. The Information Technology and Health Care sectors provided the greatest contributions to relative performance while Industrials and Materials were among the sectors that detracted from results.

Cognex Corp.; Take-Two Interactive Software, Inc.; Quidel Corp.; TubeMogul, Inc.;
and Tolero Pharmaceuticals Series B Convertible Preferred were the top contributors to performance. Cognex is a leader in machine vision technology that helps manufacturers reduce costs and maintain quality. Its software and other products capture and analyze visual information to automate and improve manufacturing and associated processes. Among other functions, manufacturers use Cognex technology to locate, track, identify, and inspect items in the production process. Cognex shares performed strongly after the company said it had generated better-than-expected results driven by strength in logistics and automotive markets. Additionally, Cognex provided strong guidance that came from an expected surge in demand from the consumer electronics industry.

Conversely, Lions Gate Entertainment Corp., Cl. B; US Silica Holdings, Inc.; Endologix,
Inc.; Manhattan Associates, Inc.; and American Eagle Outfitters, Inc. were the top detractors from results. US Silica is a leading producer of industrial minerals including sand that is used when extracting oil with “fracking.” Performance of US Silica stock weakened largely as a result of a pullback in oil prices. We believe a variety of factors differentiate it from its competition. The company is a market share leader in fracking sand and in the silica industry. It is also the lowest cost provider of sand and it has the largest distribution network and strong logistics. Those factors make it well positioned to benefit from a potential multi-
year increase in upstream spending, which primarily refers to investments in exploration and production.

I thank you for putting your trust in Alger.

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

1 According to Russell’s U.S. Equity Indexes Institutional Benchmark Survey, December 2014, most institutional equity products are benchmarked to a style index and, of those, 99% use Russell indexes. In total, $5.7 trillion is benchmarked to Russell indexes.
For each base index (the Russell 1000 and Russell 2000, and Russell Microcap), a composite value score is used to weight stocks in the style indexes. Price-to-book value makes up 50% of that score. The other 50% is comprised of the Institutional Brokers’
Estimate Systems forecast medium-term growth (2 year) and sales per share historical growth (5 year) statistics.
2 Baruch Lev and Feng Gu, “The End of Accounting,” John Wiley & Sons, 2016.
3 Brad Neuman, “The Enduring Force of Innovation,” Fred Alger & Company, Incorporated.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund returns represent the fiscal 12 month period return of Class I shares.

The performance data quoted represent past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of
Investments for each fund that is included in this report for a complete list of fund holdings as of October 31, 2017. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally.
Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. For a more detailed discussion of the risks associated with these funds, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• The S&P 500 Index is an index of large company stocks considered repre-
sentative of the U.S. stock market
• The S&P 500 Growth Index is an index consisting of stocks within the S&P
500 Index that exhibit strong growth characteristics.
• The S&P 500 Value Index is an index consisting of stocks within the S&P
500 Index that exhibit strong value characteristics.
• The Conference Board’s Leading Economic Indicator Index is based on a va-
riety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• The Purchasing Managers' Index (PMI) is an indicator of the economic health of the manufacturing sector.
• The U.S. Consumer Confidence Index (CCI) is an indicator designed to mea-
sure consumer confidence, which is defined as the degree of optimism on the state of the economy that consumers are expressing through their activi-
ties of savings and spending.
• The Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA is an unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

FUND PERFORMANCE AS OF 9/30/17 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class I (Inception
11/8/93)	20.51%	14.74%	8.80%	12.00%
Alger Capital Appreciation Class R (Inception
1/27/03)*	19.91%	14.18%	8.26%	11.44%
Alger Capital Appreciation Class Y (Inception
2/28/17)	n/a	n/a	n/a	12.79%
Alger Capital Appreciation Class Z-2 (Inception
10/14/16)	n/a	n/a	n/a	23.01%

Alger Capital Appreciation Focus Class A
(Inception 12/31/12)	16.44%	n/a	n/a	15.38%
Alger Capital Appreciation Focus Class C
(Inception 12/31/12)	20.89%	n/a	n/a	15.81%
Alger Capital Appreciation Focus Class I
(Inception 11/8/93)	22.84%	15.37%	6.71%	8.84%
Alger Capital Appreciation Focus Class Y
(Inception 2/28/17)	n/a	n/a	n/a	14.67%
Alger Capital Appreciation Focus Class Z
(Inception 12/31/12)	23.14%	n/a	n/a	17.09%

Alger Mid Cap Growth Class I (Inception 11/8/93)	22.46%	13.08%	4.21%	11.76%
Alger Mid Cap Growth Class R (Inception 1/27/03)*	21.74%	12.48%	3.66%	11.19%
Alger Mid Cap Growth Class Z-2 (Inception 10/14/16)	n/a	n/a	n/a	26.47%

Alger Small Cap Growth Class I (Inception 11/8/93)	25.31%	11.41%	6.14%	9.31%
Alger Small Cap Growth Class R (Inception 1/27/03)*	24.69%	10.86%	5.63%	8.78%
Alger Small Cap Growth Class Z-2 (Inception 8/1/16)	25.74%	n/a	n/a	25.41%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2017. Figures for the Alger Capital Appreciation Institutional Fund Class
I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital
Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	29.38%	16.41%	8.60%	12.16%
Class R (Inception 1/27/03)*	28.78%	15.84%	8.06%	11.60%
Russell 1000 Growth Index	29.71%	16.83%	9.13%	9.30%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	n/a	n/a	n/a	18.02%
Russell 1000 Growth Index	n/a	n/a	n/a	16.47%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	29.83%	n/a	n/a	27.44%
Russell 1000 Growth Index	29.71%	n/a	n/a	27.67%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION FOCUS FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2017. Beginning December 31, 2012 Alger Capital Appreciation Focus
Fund changed its investment strategy to invest a smaller number of issuers. The figures for the Alger Capital
Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends.
Performance for the Alger Capital Appreciation Focus Fund Class A, Class C, Class Y and Class Z shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FOCUS FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	32.50%	17.28%	6.81%	9.02%
Russell 1000 Growth Index	29.71%	16.83%	9.13%	9.30%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/2012
Class A (Inception 12/31/12)	25.55%	n/a	n/a	16.24%
Class C (Inception 12/31/12)	30.46%	n/a	n/a	16.65%
Class Z (Inception 12/31/12)	32.84%	n/a	n/a	17.94%
Russell 1000 Growth Index	29.71%	n/a	n/a	17.06%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	n/a	n/a	n/a	20.36%
Russell 1000 Growth Index	n/a	n/a	n/a	16.47%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2017. Figures for the Alger Mid Cap Growth Institutional Fund Class I
shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap
Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	32.70%	14.49%	3.98%	11.87%
Class R (Inception 1/27/03)*	32.01%	13.90%	3.44%	11.31%
Russell Midcap Growth Index	26.25%	15.34%	8.23%	9.68%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	33.02%	n/a	n/a	29.46%
Russell Midcap Growth Index	26.25%	n/a	n/a	23.75%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2017. The figures for the Alger Small Cap Growth Institutional Fund
Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger
Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	38.37%	12.62%	5.80%	9.41%
Class R (Inception 1/27/03)*	37.65%	12.06%	5.29%	8.88%
Russell 2000 Growth Index	31.00%	15.36%	8.16%	7.60%

	1 YEAR	5 YEARS	10 YEARS	Since 8/1/2016
Class Z-2 (Inception 8/1/16)	38.81%	n/a	n/a	26.55%
Russell 2000 Growth Index	31.00%	n/a	n/a	20.04%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†
October 31, 2017 (Unaudited)

	Alger Capital
Appreciation Institutional		Alger Capital	Alger Mid Cap Growth	Alger Small Cap Growth
SECTORS	Fund	Appreciation Focus Fund	Institutional Fund	Institutional Fund
Consumer Discretionary	18.1%	16.6%	13.9%	5.5%
Consumer Staples	2.1	0.7	1.9	1.0
Energy	1.3	1.6	1.1	1.2
Financials	6.6	8.2	7.2	5.0
Health Care	13.2	13.6	21.2	39.3
Industrials	6.1	5.7	13.7	5.8
Information Technology	45.9	45.1	29.6	37.2
Materials	3.8	1.9	5.3	1.9
Real Estate	2.2	3.2	2.3	1.0
Telecommunication Services	0.4	0.6	0.0	0.0
Short-Term Investments and
Net Other Assets	0.3	2.8	3.8	2.1
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS |
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—96.2%	SHARES	VALUE
AEROSPACE & DEFENSE—0.6%
General Dynamics Corp.	92,307	$18,736,475
The Boeing Co.	13,426	3,463,639
		22,200,114
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Adidas AG	47,083	10,479,889
PVH Corp.	141,961	18,002,074
		28,481,963
APPLICATION SOFTWARE—4.0%
Adobe Systems, Inc. *	189,078	33,118,902
Autodesk, Inc. *	297,285	37,148,734
salesforce. com, Inc. *	733,542	75,070,688
		145,338,324
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
BlackRock, Inc.	33,882	15,952,662
AUTO PARTS & EQUIPMENT—0.5%
Delphi Automotive PLC.	187,235	18,607,414
BIOTECHNOLOGY—4.1%
AbbVie, Inc.	120,080	10,837,220
ACADIA Pharmaceuticals, Inc. *	242,974	8,462,784
BioMarin Pharmaceutical, Inc. *	153,659	12,613,867
Celgene Corp. *	406,878	41,082,472
Clovis Oncology, Inc. *	64,781	4,882,544
Exact Sciences Corp. *	241,697	13,290,918
Incyte Corp. *	32,056	3,630,342
Sarepta Therapeutics, Inc. *	214,317	10,567,971
Vertex Pharmaceuticals, Inc. *	303,973	44,449,972
		149,818,090
BROADCASTING—0.9%
CBS Corp. , Cl. B	594,667	33,372,712
BUILDING PRODUCTS—0.2%
Johnson Controls International PLC.	219,335	9,078,276
CABLE & SATELLITE—1.2%
Charter Communications, Inc. , Cl. A*	17,398	5,813,890
Comcast Corp. , Cl. A	1,022,643	36,845,827
		42,659,717
COMMUNICATIONS EQUIPMENT—0.3%
Palo Alto Networks, Inc. *	62,667	9,224,582
CONSTRUCTION MATERIALS—0.8%
Vulcan Materials Co.	234,449	28,544,166
DATA PROCESSING & OUTSOURCED SERVICES—3.8%
Visa, Inc. , Cl. A	1,251,022	137,587,400
DIVERSIFIED BANKS—2.4%
Bank of America Corp.	1,955,374	53,557,694
Citigroup, Inc.	240,025	17,641,838

THE ALGER INSTITUTIONAL FUNDS |
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments (Continued) October 31, 2017

COMMON STOCKS—96.2% (CONT. )	SHARES	VALUE
DIVERSIFIED BANKS—2.4% (CONT. )
JPMorgan Chase & Co.	174,612	$17,567,713
		88,767,245
DIVERSIFIED CHEMICALS—0.5%
DowDuPont, Inc.	240,972	17,424,685
FINANCIAL EXCHANGES & DATA—1.8%
Intercontinental Exchange, Inc.	729,898	48,246,258
S&P Global, Inc.	105,879	16,566,887
		64,813,145
HEALTH CARE EQUIPMENT—2.9%
Boston Scientific Corp. *	970,328	27,305,030
Danaher Corp.	485,595	44,805,851
Intuitive Surgical, Inc. *	29,139	10,937,615
Medtronic PLC.	272,377	21,931,796
		104,980,292
HOME ENTERTAINMENT SOFTWARE—0.7%
Electronic Arts, Inc. *	208,460	24,931,816
HOME IMPROVEMENT RETAIL—2.0%
The Home Depot, Inc.	430,900	71,434,602
HOTELS RESORTS & CRUISE LINES—0.7%
Norwegian Cruise Line Holdings Ltd. *	431,038	24,030,368
HOUSEWARES & SPECIALTIES—0.6%
Newell Brands, Inc.	550,065	22,431,651
HYPERMARKETS & SUPER CENTERS—0.7%
Wal-Mart Stores, Inc.	297,656	25,988,345
INDUSTRIAL CONGLOMERATES—2.4%
Honeywell International, Inc.	611,499	88,153,696
INDUSTRIAL GASES—1.3%
Air Products & Chemicals, Inc.	290,791	46,360,809
INDUSTRIAL MACHINERY—1.4%
Stanley Black & Decker, Inc.	307,855	49,733,975
INTERNET & DIRECT MARKETING RETAIL—9.6%
Amazon. com, Inc. *	252,839	279,457,890
Expedia, Inc.	221,748	27,643,106
Netflix, Inc. *	171,892	33,764,746
The Priceline Group, Inc. *	4,579	8,754,865
		349,620,607
INTERNET SOFTWARE & SERVICES—13.8%
Alibaba Group Holding Ltd. #*	541,779	100,169,519
Alphabet, Inc. , Cl. C*	180,507	183,510,636
Altaba, Inc. *	369,801	25,930,446
Facebook, Inc. , Cl. A*	1,068,937	192,472,796
Palantir Technologies, Inc. , Cl. A*,@,(a)	239,030	1,374,423
		503,457,820

THE ALGER INSTITUTIONAL FUNDS |
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments (Continued) October 31, 2017

COMMON STOCKS—96.2% (CONT. )	SHARES	VALUE
INVESTMENT BANKING & BROKERAGE—0.9%
Morgan Stanley	691,709	$34,585,450
IT CONSULTING & OTHER SERVICES—1.0%
Cognizant Technology Solutions Corp. , Cl. A	493,561	37,347,761
LEISURE FACILITIES—0.4%
Vail Resorts, Inc.	64,148	14,691,175
LIFE SCIENCES TOOLS & SERVICES—1.0%
Illumina, Inc. *	96,725	19,847,003
Thermo Fisher Scientific, Inc.	92,635	17,955,442
		37,802,445
MANAGED HEALTH CARE—4.7%
Aetna, Inc.	321,085	54,594,082
Humana, Inc.	60,582	15,469,614
UnitedHealth Group, Inc.	474,580	99,766,208
		169,829,904
MOVIES & ENTERTAINMENT—0.2%
Time Warner, Inc.	77,611	7,628,385
OIL & GAS EQUIPMENT & SERVICES—0.5%
Halliburton Co.	415,901	17,775,609
OIL & GAS EXPLORATION & PRODUCTION—0.8%
Pioneer Natural Resources Co.	190,432	28,501,957
PERSONAL PRODUCTS—0.5%
The Estee Lauder Cos, Inc. , Cl. A	163,049	18,230,509
PHARMACEUTICALS—0.4%
Bristol-Myers Squibb Co.	197,289	12,164,840
RAILROADS—0.7%
Union Pacific Corp.	232,968	26,975,365
RESTAURANTS—1.2%
McDonald's Corp.	272,067	45,410,703
SEMICONDUCTOR EQUIPMENT—1.3%
Applied Materials, Inc.	812,295	45,837,807
SEMICONDUCTORS—6.1%
Broadcom Ltd.	417,832	110,270,043
Cavium, Inc. *	207,232	14,296,936
Microchip Technology, Inc.	565,255	53,586,174
Micron Technology, Inc. *	611,316	27,087,412
NVIDIA Corp.	79,523	16,446,151
		221,686,716
SOFT DRINKS—0.2%
PepsiCo, Inc.	65,766	7,249,386
SPECIALTY CHEMICALS—1.2%
The Sherwin-Williams Co.	113,104	44,693,046
SYSTEMS SOFTWARE—7.7%
Choicestream, Inc. *,@,(a),(b)	124,658	–
Microsoft Corp.	2,782,102	231,415,244

THE ALGER INSTITUTIONAL FUNDS |
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments (Continued) October 31, 2017

COMMON STOCKS—96.2% (CONT. )	SHARES	VALUE
SYSTEMS SOFTWARE—7.7% (CONT. )
Oracle Corp.	187,454	$9,541,409
Red Hat, Inc. *	158,443	19,144,668
ServiceNow, Inc. *	172,674	21,820,814
		281,922,135
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.2%
Apple, Inc.	1,428,529	241,478,542
Western Digital Corp.	227,127	20,275,627
		261,754,169
TOBACCO—0.7%
Philip Morris International, Inc.	238,794	24,987,404
TRADING COMPANIES & DISTRIBUTORS—0.7%
HD Supply Holdings, Inc. *	293,521	10,387,708
United Rentals, Inc. *	108,339	15,327,802
		25,715,510
WIRELESS TELECOMMUNICATION SERVICES—0.4%
T-Mobile US, Inc. *	227,377	13,590,323
TOTAL COMMON STOCKS
(Cost $2,474,598,652)		3,501,375,075
PREFERRED STOCKS—0.3%	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—0.1%
Palantir Technologies, Inc. , Cl. B*,@,(a)	974,841	5,605,336
Palantir Technologies, Inc. , Cl. D*,@,(a)	127,007	730,290
		6,335,626
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	111,655	6,412,347

SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , Series A*,@,(a),(b)	1,074,935	–
Choicestream, Inc. , Series B*,@,(a),(b)	2,500,538	–
TOTAL PREFERRED STOCKS
(Cost $13,252,335)		12,747,973
WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 6/22/26*,@,(a),(b)	574,662	–
(Cost $574,087)		–
MASTER LIMITED PARTNERSHIP—1.0%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
The Blackstone Group LP.	1,101,244	36,660,413
(Cost $31,061,144)		36,660,413
REAL ESTATE INVESTMENT TRUST—2.2%	SHARES	VALUE
SPECIALIZED—2.2%
Crown Castle International Corp.	212,239	22,726,552

THE ALGER INSTITUTIONAL FUNDS |
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments (Continued) October 31, 2017

REAL ESTATE INVESTMENT TRUST—2.2% (CONT. )	SHARES	VALUE
SPECIALIZED—2.2% (CONT. )
Equinix, Inc.	122,208	$56,643,408
		79,369,960
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $69,863,968)		79,369,960
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 11.00%, 8/05/18@,(a),(b)	574,662	–
(Cost $575)		–
Total Investments
(Cost $2,589,350,761)	99.7%	3,630,153,421
Affiliated Securities (Cost $2,970,741)		–
Unaffiliated Securities (Cost $2,586,380,020)		3,630,153,421
Other Assets in Excess of Liabilities	0.3%	10,669,233
NET ASSETS	100.0%	$3,640,822,654

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Choicestream, Inc.	03/14/14	$36,151	0.00%	$0	0.00%
Choicestream, Inc. , 11.00%,
8/05/18	08/04/16	575	0.00%	0	0.00%
Choicestream, Inc. , 6/22/26	08/04/16	574,087	0.02%	0	0.00%
Choicestream, Inc. , Series A	12/17/13	859,605	0.03%	0	0.00%
Choicestream, Inc. , Series B	07/10/14	1,500,323	0.05%	0	0.00%
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	3,616,505	0.14%	6,412,347	0.18%
Palantir Technologies, Inc. , Cl. A	10/07/14	1,555,368	0.05%	1,374,423	0.04%
Palantir Technologies, Inc. , Cl. B	10/07/14	6,437,297	0.22%	5,605,336	0.15%
Palantir Technologies, Inc. , Cl. D	10/14/14	838,605	0.03%	730,290	0.02%
Total				$14,122,396	0.39%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—92.0%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—0.8%
XPO Logistics, Inc. *	16,102	$1,116,674
APPAREL ACCESSORIES & LUXURY GOODS—0.5%
PVH Corp.	5,555	704,430
APPLICATION SOFTWARE—4.5%
Adobe Systems, Inc. *	6,917	1,211,582
Autodesk, Inc. *	12,647	1,580,369
salesforce. com, Inc. *	30,911	3,163,432
		5,955,383
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
BlackRock, Inc. Cl. A	1,804	849,377
BIOTECHNOLOGY—4.7%
Celgene Corp. *	17,475	1,764,451
Exact Sciences Corp. *	20,996	1,154,570
Sarepta Therapeutics, Inc. *	23,682	1,167,759
Vertex Pharmaceuticals, Inc. *	14,078	2,058,626
		6,145,406
BROADCASTING—1.1%
CBS Corp. , Cl. B	25,790	1,447,335
CABLE & SATELLITE—1.2%
Comcast Corp. , Cl. A	42,539	1,532,680
DATA PROCESSING & OUTSOURCED SERVICES—3.8%
Visa, Inc. , Cl. A	45,840	5,041,483
DIVERSIFIED BANKS—2.2%
Bank of America Corp.	108,341	2,967,460
FINANCIAL EXCHANGES & DATA—2.1%
Intercontinental Exchange, Inc.	42,251	2,792,791
HEALTH CARE EQUIPMENT—3.9%
ABIOMED, Inc. *	8,952	1,727,020
Danaher Corp.	37,778	3,485,776
		5,212,796
HOME IMPROVEMENT RETAIL—2.0%
The Home Depot, Inc.	15,660	2,596,115
HOTELS RESORTS & CRUISE LINES—0.5%
Norwegian Cruise Line Holdings Ltd. *	10,725	597,919
HOUSEWARES & SPECIALTIES—0.6%
Newell Brands, Inc.	20,581	839,293
INDUSTRIAL CONGLOMERATES—2.7%
Honeywell International, Inc.	24,669	3,556,283
INDUSTRIAL GASES—1.9%
Air Products & Chemicals, Inc.	15,928	2,539,401
INDUSTRIAL MACHINERY—1.8%
Stanley Black & Decker, Inc.	14,831	2,395,948
INTERNET & DIRECT MARKETING RETAIL—10.3%
Amazon. com, Inc. *	9,785	10,815,165

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—92.0% (CONT. )	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—10.3% (CONT. )
Expedia, Inc.	12,806	$1,596,396
Netflix, Inc. *	5,957	1,170,134
		13,581,695
INTERNET SOFTWARE & SERVICES—13.7%
Alibaba Group Holding Ltd. #*	25,718	4,755,001
Alphabet, Inc. , Cl. C*	6,529	6,637,643
Facebook, Inc. , Cl. A*	37,401	6,734,424
		18,127,068
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	39,044	1,952,200
IT CONSULTING & OTHER SERVICES—1.3%
Cognizant Technology Solutions Corp. Cl. A	22,360	1,691,981
LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	2,833	648,814
MANAGED HEALTH CARE—4.8%
Aetna, Inc.	14,155	2,406,775
UnitedHealth Group, Inc.	18,769	3,945,619
		6,352,394
OIL & GAS EQUIPMENT & SERVICES—0.5%
Halliburton Co.	14,060	600,924
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Pioneer Natural Resources Co.	9,933	1,486,672
SEMICONDUCTORS—7.9%
Broadcom Ltd.	18,958	5,003,206
Cavium, Inc. *	13,691	944,542
Microchip Technology, Inc.	37,629	3,567,229
Micron Technology, Inc. *	22,337	989,753
		10,504,730
SYSTEMS SOFTWARE—7.3%
Microsoft Corp.	101,657	8,455,829
ServiceNow, Inc. *	9,800	1,238,426
		9,694,255
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.6%
Apple, Inc.	51,981	8,786,868
TOBACCO—0.7%
Philip Morris International, Inc.	8,661	906,287
TRADING COMPANIES & DISTRIBUTORS—0.3%
HD Supply Holdings, Inc. *	12,609	446,232
WIRELESS TELECOMMUNICATION SERVICES—0.6%
T-Mobile US, Inc. *	12,437	743,359
TOTAL COMMON STOCKS
(Cost $95,663,392)		121,814,253

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments October 31, 2017 (Continued)

PREFERRED STOCKS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	76,825	$239,694
(Cost $345,713)		239,694
MASTER LIMITED PARTNERSHIP—1.7%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
The Blackstone Group LP.	67,715	2,254,232
(Cost $1,940,215)		2,254,232
REAL ESTATE INVESTMENT TRUST—3.3%	SHARES	VALUE
SPECIALIZED—3.3%
Equinix, Inc.	7,363	3,412,750
SBA Communications Corp. , Cl. A*	5,610	881,780
		4,294,530
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $4,125,047)		4,294,530
Total Investments
(Cost $102,074,367)	97.2%	128,602,709
Affiliated Securities (Cost $345,713)		239,694
Unaffiliated Securities (Cost $101,728,654)		128,363,015
Other Assets in Excess of Liabilities	2.8%	3,741,923
NET ASSETS	100.0%	$132,344,632

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(b) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Prosetta Biosciences, Inc. , Series D	02/06/15	$345,713	0.80%	$239,694	0.18%
Total				$239,694	0.18%

Industry Classifications are Unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—91.3%	SHARES	VALUE
AEROSPACE & DEFENSE—0.8%
HEICO Corp.	9,419	$854,115
AIR FREIGHT & LOGISTICS—0.4%
XPO Logistics, Inc. *	6,963	482,884
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Michael Kors Holdings Ltd. *	9,004	439,485
PVH Corp.	8,514	1,079,661
		1,519,146
APPAREL RETAIL—1.7%
Burlington Stores, Inc. *	8,942	839,564
Ross Stores, Inc.	16,001	1,015,904
		1,855,468
APPLICATION SOFTWARE—3.7%
Autodesk, Inc. *	14,225	1,777,556
Paylocity Holding Corp. *	10,902	582,276
Splunk, Inc. *	13,436	904,243
Workday, Inc. , Cl. A*	6,430	713,665
		3,977,740
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
WisdomTree Investments, Inc.	98,618	1,093,674
AUTO PARTS & EQUIPMENT—0.6%
Delphi Automotive PLC.	6,653	661,175
BIOTECHNOLOGY—6.3%
Alexion Pharmaceuticals, Inc. *	3,082	368,792
BioMarin Pharmaceutical, Inc. *	6,485	532,354
Bluebird Bio, Inc. *	7,345	1,021,690
Clovis Oncology, Inc. *	13,189	994,055
Exact Sciences Corp. *	10,964	602,910
Incyte Corp. *	2,968	336,126
Sarepta Therapeutics, Inc. *	15,739	776,090
Spark Therapeutics, Inc. *	3,051	246,826
TESARO, Inc. *	7,256	840,027
Vertex Pharmaceuticals, Inc. *	7,227	1,056,804
		6,775,674
BROADCASTING—0.5%
CBS Corp. , Cl. B	9,449	530,278
BUILDING PRODUCTS—1.5%
Fortune Brands Home & Security, Inc.	12,298	812,406
Johnson Controls International PLC.	5,979	247,471
Lennox International, Inc.	2,770	529,430
		1,589,307
CASINOS & GAMING—0.8%
Wynn Resorts Ltd.	5,553	819,012
COMMUNICATIONS EQUIPMENT—2.6%
Lumentum Holdings, Inc. *	21,290	1,344,463
Palo Alto Networks, Inc. *	9,529	1,402,669
		2,747,132

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—91.3% (CONT. )	SHARES	VALUE
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.9%
WABCO Holdings, Inc. *	6,794	$1,002,591
CONSTRUCTION MATERIALS—1.3%
Vulcan Materials Co.	11,091	1,350,329
CONSUMER ELECTRONICS—0.0%
Roku, Inc. , Cl. A	2,597	52,927
CONSUMER FINANCE—0.3%
LendingClub Corp. *	50,355	286,520
DATA PROCESSING & OUTSOURCED SERVICES—4.1%
Alliance Data Systems Corp.	4,211	942,127
Fiserv, Inc. *	12,355	1,599,108
FleetCor Technologies, Inc. *	2,837	468,871
Total System Services, Inc.	9,800	706,090
WNS Holdings Ltd. #*	19,545	741,146
		4,457,342
DIVERSIFIED SUPPORT SERVICES—0.6%
Cintas Corp.	4,132	615,833
ELECTRICAL COMPONENTS & EQUIPMENT—2.5%
AMETEK, Inc.	7,263	490,180
Hubbell, Inc. , Cl. B	8,228	1,035,247
Rockwell Automation, Inc.	5,852	1,175,198
		2,700,625
ELECTRONIC COMPONENTS—0.8%
Universal Display Corp.	5,596	819,814
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.3%
Cognex Corp.	2,942	362,307
Trimble, Inc. *	26,571	1,086,222
		1,448,529
FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
FMC Corp.	7,497	696,171
FINANCIAL EXCHANGES & DATA—3.1%
Intercontinental Exchange, Inc.	18,846	1,245,721
MarketAxess Holdings, Inc.	5,808	1,010,592
S&P Global, Inc.	6,462	1,011,109
		3,267,422
GENERAL MERCHANDISE STORES—1.1%
Dollar Tree, Inc. *	13,389	1,221,746
HEALTH CARE EQUIPMENT—5.1%
ABIOMED, Inc. *	8,459	1,631,910
Edwards Lifesciences Corp. *	2,868	293,196
IDEXX Laboratories, Inc. *	6,931	1,151,724
Insulet Corp. *	21,970	1,292,056
Intuitive Surgical, Inc.	1,537	576,928
Masimo Corp. *	6,156	540,251
		5,486,065

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—91.3% (CONT. )	SHARES	VALUE
HEALTH CARE SUPPLIES—1.3%
Align Technology, Inc. *	5,783	$1,382,021
HEALTH CARE TECHNOLOGY—0.7%
Medidata Solutions, Inc. *	10,102	759,973
HOME ENTERTAINMENT SOFTWARE—1.0%
Electronic Arts, Inc. *	8,981	1,074,128
HOME FURNISHINGS—0.6%
Mohawk Industries, Inc. *	2,512	657,541
HOMEBUILDING—0.6%
Lennar Corp. , Cl. A	11,347	631,687
HOTELS RESORTS & CRUISE LINES—2.1%
Extended Stay America, Inc.	64,521	1,278,806
Norwegian Cruise Line Holdings Ltd. *	17,385	969,214
		2,248,020
HOUSEHOLD PRODUCTS—0.8%
Church & Dwight Co. , Inc.	19,879	897,934
HOUSEWARES & SPECIALTIES—0.6%
Newell Brands, Inc.	15,208	620,182
INDUSTRIAL CONGLOMERATES—1.5%
Roper Technologies, Inc.	6,173	1,593,684
INDUSTRIAL GASES—1.1%
Air Products & Chemicals, Inc.	7,094	1,130,996
INDUSTRIAL MACHINERY—3.4%
Fortive Corp.	14,374	1,038,665
Parker-Hannifin Corp.	4,399	803,301
Stanley Black & Decker, Inc.	7,916	1,278,831
Welbilt, Inc. *	22,221	490,195
		3,610,992
INTERNET & DIRECT MARKETING RETAIL—1.4%
Despegar. com Corp. *	14,044	432,555
Expedia, Inc.	8,936	1,113,962
		1,546,517
INTERNET SOFTWARE & SERVICES—1.2%
LogMeIn, Inc.	5,060	612,513
Match Group, Inc. *	22,832	610,527
Palantir Technologies, Inc. , Cl. A*,@,(a)	12,426	71,450
		1,294,490
IT CONSULTING & OTHER SERVICES—2.4%
DXC Technology Co.	8,533	780,940
EPAM Systems, Inc. *	11,898	1,084,503
Gartner, Inc. *	5,966	747,599
		2,613,042
LEISURE FACILITIES—1.1%
Vail Resorts, Inc.	5,272	1,207,393
LIFE SCIENCES TOOLS & SERVICES—3.2%
Agilent Technologies, Inc.	11,119	756,426

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—91.3% (CONT. )	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—3.2% (CONT. )
Illumina, Inc. *	6,729	$1,380,723
Mettler-Toledo International, Inc. *	1,293	882,641
PRA Health Sciences, Inc. *	5,337	434,592
		3,454,382
MANAGED HEALTH CARE—0.6%
Cigna Corp.	1,344	265,064
WellCare Health Plans, Inc. *	1,731	342,288
		607,352
METAL & GLASS CONTAINERS—1.0%
Ball Corp.	25,230	1,083,124
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Encana Corp.	47,819	559,482
Pioneer Natural Resources Co.	4,311	645,228
		1,204,710
PACKAGED FOODS & MEATS—1.0%
McCormick & Co. , Inc.	6,549	651,822
Pinnacle Foods, Inc.	8,548	465,182
		1,117,004
PAPER PACKAGING—0.9%
International Paper Co.	17,091	978,802
PHARMACEUTICALS—2.0%
Aerie Pharmaceuticals, Inc. *	17,936	1,107,548
GW Pharmaceuticals PLC. #*	1,705	184,055
Zoetis, Inc. , Cl. A	12,517	798,835
Zogenix, Inc. *	3,077	115,388
		2,205,826
PROPERTY & CASUALTY INSURANCE—1.1%
The Progressive Corp.	23,265	1,131,842
RAILROADS—0.4%
Kansas City Southern	3,729	388,636
REGIONAL BANKS—1.6%
Citizens Financial Group, Inc.	14,134	537,233
Regions Financial Corp.	73,170	1,132,672
		1,669,905
RESEARCH & CONSULTING SERVICES—0.5%
FTI Consulting, Inc. *	12,208	521,892
RESTAURANTS—0.5%
Dunkin' Brands Group, Inc.	9,657	570,439
SEMICONDUCTOR EQUIPMENT—2.3%
Lam Research Corp.	12,006	2,504,091
SEMICONDUCTORS—5.0%
Broadcom Ltd.	6,937	1,830,744
Cavium, Inc. *	18,663	1,287,560
Microchip Technology, Inc.	12,871	1,220,171

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—91.3% (CONT. )	SHARES	VALUE
SEMICONDUCTORS—5.0% (CONT. )
Skyworks Solutions, Inc.	9,330	$1,062,314
		5,400,789
SPECIALIZED CONSUMER SERVICES—0.7%
ServiceMaster Global Holdings, Inc. *	16,825	792,626
SPECIALTY CHEMICALS—0.4%
Axalta Coating Systems Ltd. *	14,494	481,926
SYSTEMS SOFTWARE—4.1%
Choicestream, Inc. *,@,(a),(b)	8,930	–
Dell Technologies, Inc. , Cl. V*	9,327	771,996
Proofpoint, Inc. *	7,875	727,729
Red Hat, Inc. *	13,790	1,666,246
ServiceNow, Inc. *	9,745	1,231,475
		4,397,446
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.8%
Western Digital Corp.	9,499	847,976
TRADING COMPANIES & DISTRIBUTORS—0.8%
United Rentals, Inc. *	6,226	880,854
TRUCKING—0.5%
Old Dominion Freight Line, Inc.	4,322	523,524
TOTAL COMMON STOCKS
(Cost $93,002,102)		98,343,265
PREFERRED STOCKS—1.2%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	166,009	517,948
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc. , Cl. B*,@,(a)	50,675	291,381
Palantir Technologies, Inc. , Cl. D*,@,(a)	6,602	37,962
		329,343
PHARMACEUTICALS—0.4%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	7,588	435,779

SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , Series A*,@,(a),(b)	77,008	–
Choicestream, Inc. , Series B*,@,(a),(b)	144,793	–
TOTAL PREFERRED STOCKS
(Cost $1,519,495)		1,283,070
RIGHTS—1.1%	SHARES	VALUE
BIOTECHNOLOGY—1.1%
Tolero CDR*,@,(a),(c)	422,928	1,207,798

TOTAL RIGHTS
(Cost $226,186)		1,207,798

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017 (Continued)

WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 6/22/26*,@,(a),(b)	17,128	$–
(Cost $17,111)		–
REAL ESTATE INVESTMENT TRUST—2.3%	SHARES	VALUE
HEALTH CARE—0.4%
Omega Healthcare Investors, Inc.	13,610	392,785
SPECIALIZED—1.9%
CyrusOne, Inc.	15,246	935,952
SBA Communications Corp. , Cl. A*	7,324	1,151,186
		2,087,138
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,374,625)		2,479,923
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 11.00%, 8/5/18 @,(a),(b)	17,128	–
(Cost $17)		–
SPECIAL PURPOSE VEHICLE—0.3%	SHARES	VALUE
CONSUMER FINANCE—0.3%
JS Kred SPV I, LLC. *,@,(a)	240,362	290,165
(Cost $240,362)		290,165
Total Investments
(Cost $97,379,898)	96.2%	103,604,221
Affiliated Securities (Cost $915,216)		517,948
Unaffiliated Securities (Cost $96,464,682)		103,086,273
Other Assets in Excess of Liabilities	3.8%	4,039,013
NET ASSETS	100.0%	$107,643,234

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(c) Contingent deferred rights.
* Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Choicestream, Inc.	03/14/14	$2,590	0.00%	$0	0.00%
Choicestream, Inc. , 11.00%,
8/05/18	08/04/16	17	0.00%	0	0.00%
Choicestream, Inc. , 6/22/26	08/04/16	17,111	0.02%	0	0.00%
Choicestream, Inc. , Series A	12/17/13	61,582	0.03%	0	0.00%
Choicestream, Inc. , Series B	07/10/14	86,876	0.05%	0	0.00%
Intarcia Therapeutics, Inc. , Series
DD	3/27/14	245,775	0.14%	435,779	0.40%
JS Kred SPV I, LLC.	06/26/15	240,362	0.15%	290,165	0.27%
Palantir Technologies, Inc. , Cl. A	10/07/14	80,856	0.05%	71,450	0.07%
Palantir Technologies, Inc. , Cl. B	10/07/14	334,629	0.22%	291,381	0.27%
Palantir Technologies, Inc. , Cl. D	10/14/14	43,592	0.03%	37,962	0.04%
Prosetta Biosciences, Inc. , Series D	02/06/15	747,040	0.50%	517,948	0.48%
Tolero CDR	02/06/17	226,186	0.23%	1,207,798	1.12%
Total				$2,852,483	2.65%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—94.4%	SHARES	VALUE
AEROSPACE & DEFENSE—1.0%
Hexcel Corp.	35,045	$2,126,881
APPAREL RETAIL—0.4%
Burlington Stores, Inc. *	7,867	738,633
APPLICATION SOFTWARE—14.0%
ACI Worldwide, Inc. *	150,116	3,614,793
Blackbaud, Inc.	61,370	6,216,781
Ellie Mae, Inc. *	19,255	1,731,987
Everbridge, Inc. *	39,082	1,041,144
Guidewire Software, Inc. *	37,316	2,984,534
HubSpot, Inc. *	32,224	2,788,987
Manhattan Associates, Inc. *	62,600	2,620,436
Paycom Software, Inc. *	28,280	2,324,616
Tyler Technologies, Inc. *	33,435	5,927,691
		29,250,969
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
WisdomTree Investments, Inc.	379,470	4,208,322
BIOTECHNOLOGY—5.0%
ACADIA Pharmaceuticals, Inc. *	67,672	2,357,016
Bluebird Bio, Inc. *	6,104	849,066
CareDx, Inc. *	18,024	105,440
Clovis Oncology, Inc. *	13,557	1,021,791
Halozyme Therapeutics, Inc. *	80,722	1,431,201
Incyte Corp. *	5,229	592,184
Ironwood Pharmaceuticals, Inc. , Cl. A*	42,723	657,080
Sarepta Therapeutics, Inc. *	19,705	971,654
TESARO, Inc. *	13,672	1,582,807
Ultragenyx Pharmaceutical, Inc. *	20,398	940,144
		10,508,383
BREWERS—0.4%
Craft Brew Alliance, Inc. *	44,524	812,563
COMMUNICATIONS EQUIPMENT—1.9%
Lumentum Holdings, Inc. *	27,728	1,751,023
NetScout Systems, Inc. *	77,943	2,213,581
		3,964,604
CONSUMER FINANCE—2.0%
LendingClub Corp. *	733,529	4,173,780
ELECTRONIC COMPONENTS—2.1%
Dolby Laboratories, Inc. , Cl. A	30,638	1,775,166
Universal Display Corp.	18,308	2,682,122
		4,457,288
ELECTRONIC EQUIPMENT & INSTRUMENTS—6.2%
Cognex Corp.	84,044	10,350,019
FLIR Systems, Inc.	52,243	2,446,017
		12,796,036

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—94.4% (CONT. )	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—0.5%
MarketAxess Holdings, Inc.	6,015	$1,046,610
HEALTH CARE EQUIPMENT—11.7%
Abaxis, Inc.	65,618	3,175,911
ABIOMED, Inc. *	29,158	5,625,162
Cantel Medical Corp.	68,652	6,733,388
Cardiovascular Systems, Inc. *	41,447	997,629
DexCom, Inc. *	24,653	1,108,645
Inogen, Inc. *	29,965	2,964,437
Insulet Corp. *	66,371	3,903,279
		24,508,451
HEALTH CARE SUPPLIES—7.3%
Meridian Bioscience, Inc.	91,394	1,366,340
Neogen Corp. *	87,068	6,982,854
Quidel Corp. *	170,017	6,962,196
		15,311,390
HEALTH CARE TECHNOLOGY—7.3%
Medidata Solutions, Inc. *	77,854	5,856,956
Veeva Systems, Inc. , Cl. A*	88,697	5,405,195
Vocera Communications, Inc. *	140,039	3,951,901
		15,214,052
HOME ENTERTAINMENT SOFTWARE—3.4%
Take-Two Interactive Software, Inc. *	65,126	7,206,192
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
WageWorks, Inc. *	69,765	4,447,519
INDUSTRIAL MACHINERY—2.6%
DMC Global, Inc.	43,254	940,774
Sun Hydraulics Corp.	79,507	4,574,038
		5,514,812
INTERNET & DIRECT MARKETING RETAIL—0.3%
Despegar. com Corp. *	18,630	573,804
INTERNET SOFTWARE & SERVICES—3.8%
Cornerstone OnDemand, Inc. *	30,083	1,153,984
NIC, Inc.	86,959	1,478,303
Q2 Holdings, Inc. *	52,453	2,231,875
Shopify, Inc. , Cl. A*	18,037	1,794,501
SPS Commerce, Inc. *	24,817	1,220,004
		7,878,667
IT CONSULTING & OTHER SERVICES—1.3%
InterXion Holding NV*	50,144	2,677,188
LEISURE FACILITIES—1.1%
Planet Fitness, Inc. , Cl. A	83,861	2,234,057
LIFE SCIENCES TOOLS & SERVICES—4.0%
Bio-Techne Corp.	42,485	5,566,385
PRA Health Sciences, Inc. *	33,418	2,721,227
		8,287,612

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—94.4% (CONT. )	SHARES	VALUE
MANAGED HEALTH CARE—0.9%
HealthEquity, Inc. *	38,731	$1,945,071
MOVIES & ENTERTAINMENT—1.5%
Lions Gate Entertainment Corp. , Cl. A	33,692	977,742
Lions Gate Entertainment Corp. , Cl. B*	33,692	931,921
Live Nation Entertainment, Inc. *	27,035	1,183,592
		3,093,255
OIL & GAS EQUIPMENT & SERVICES—0.8%
RPC, Inc.	69,636	1,692,851
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Parsley Energy, Inc. , Cl. A*	31,031	825,425
PERSONAL PRODUCTS—0.6%
elf Beauty, Inc. *	63,164	1,338,445
PHARMACEUTICALS—1.1%
Aerie Pharmaceuticals, Inc. *	37,457	2,312,970
RESTAURANTS—1.8%
Shake Shack, Inc. , Cl. A*	51,822	1,967,163
Wingstop, Inc.	52,186	1,767,540
		3,734,703
SEMICONDUCTORS—2.3%
Cavium, Inc. *	33,896	2,338,485
Microsemi Corp. *	47,503	2,535,235
		4,873,720
SPECIALTY CHEMICALS—1.9%
Balchem Corp.	40,399	3,405,232
Flotek Industries, Inc. *	94,739	466,116
		3,871,348
SPECIALTY STORES—0.5%
Five Below, Inc. *	18,802	1,038,811
SYSTEMS SOFTWARE—2.2%
Proofpoint, Inc. *	50,878	4,701,636
TOTAL COMMON STOCKS
(Cost $133,363,241)		197,366,048
PREFERRED STOCKS—1.3%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	133,263	415,781
PHARMACEUTICALS—1.1%
Intarcia Therapeutics, Inc. , Series DD*,@,(b)	41,238	2,368,298
TOTAL PREFERRED STOCKS
(Cost $1,935,382)		2,784,079
RIGHTS—0.8%	SHARES	VALUE
BIOTECHNOLOGY—0.8%
Tolero CDR*,@,(b),(c)	528,559	1,509,459
Dyax Corp. *,@,(b)	21,650	61,486

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2017 (Continued)

RIGHTS—0.8% (CONT. )	SHARES	VALUE
BIOTECHNOLOGY—0.8% (CONT. )
Neuralstem, Inc. , Strike Price: 47.32, 1/8/2019*,(b)	19,260	$–
		1,570,945
TOTAL RIGHTS
(Cost $285,725)		1,570,945
REAL ESTATE INVESTMENT TRUST—1.0%	SHARES	VALUE
SPECIALIZED—1.0%
CyrusOne, Inc.	32,622	2,002,665
(Cost $1,090,753)		2,002,665
SPECIAL PURPOSE VEHICLE—0.5%	SHARES	VALUE
CONSUMER FINANCE—0.5%
JS Kred SPV I, LLC. *,@,(b)	775,134	935,742
(Cost $775,134)		935,742
Total Investments
(Cost $137,450,235)	97.9%	204,659,479
Affiliated Securities (Cost $599,684)		415,781
Unaffiliated Securities (Cost $136,850,551)		204,243,698
Other Assets in Excess of Liabilities	2.1%	4,388,432
NET ASSETS	100.0%	$209,047,911

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(b) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(c) Contingent deferred rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Dyax Corp. Rights	05/01/15	$0	0.00%	$37,488	0.02%
Dyax Corp. Rights	08/14/15	0	0.00%	23,998	0.01%
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	1,335,699	0.15%	2,368,298	1.13%
JS Kred SPV I, LLC.	06/26/15	775,134	0.15%	935,742	0.45%
Prosetta Biosciences, Inc. , Series D	02/06/15	599,684	0.10%	415,781	0.20%
Tolero CDR	02/06/17	285,725	0.16%	1,509,459	0.72%
Total				$5,290,766	2.53%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2017

	Alger Capital	Alger Capital
	Appreciation	Appreciation
	Institutional Fund	Focus Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)*
see accompanying schedules of investments	$3,630,153,421	$128,363,015
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	—	239,694
Cash and cash equivalents	2,628,274	4,069,153
Receivable for investment securities sold	35,050,048	263,376
Receivable for shares of beneficial interest sold	5,994,891	629,281
Dividends and interest receivable	1,143,489	52,333
Receivable from Investment Manager	7,842	579
Prepaid expenses	260,487	20,555
Total Assets	3,675,238,452	133,637,986

LIABILITIES:
Payable for investment securities purchased	18,713,320	838,940
Payable for shares of beneficial interest redeemed	10,859,919	268,157
Accrued investment advisory fees	2,292,865	61,564
Accrued transfer agent fees	1,028,359	15,933
Accrued distribution fees	280,999	21,067
Accrued administrative fees	86,204	3,078
Accrued shareholder servicing fees	671,719	4,959
Accrued shareholder administrative fees	31,347	1,355
Accrued other expenses	451,066	78,301
Total Liabilities	34,415,798	1,293,354
NET ASSETS	$3,640,822,654	$132,344,632

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	2,389,726,420	101,448,555
Undistributed net investment income (accumulated loss)	649,644	54,619
Undistributed net realized gain	209,713,132	4,313,116
Net unrealized appreciation on investments	1,040,733,458	26,528,342
NET ASSETS	$3,640,822,654	$132,344,632
* Identified cost	$2,586,380,020(a)	$101,728,654	(b)
** Identified cost	$2,970,741(a)	$345,713	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Capital	Alger Capital
	Appreciation	Appreciation
	Institutional Fund	Focus Fund

NET ASSETS BY CLASS:
Class A	$—	$23,692,504
Class C	$—	$18,660,193
Class I	$2,451,822,441	$23,952,292
Class R	$654,966,341	$—
Class Y	$97,889,066	$4,318,592
Class Z	$—	$61,721,051
Class Z-2	$436,144,806	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	746,542
Class C	—	609,954
Class I	72,190,509	751,292
Class R	21,333,834	—
Class Y	2,874,873	133,574
Class Z	—	1,911,773
Class Z-2	12,798,834	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$31.74
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$—	$33.49
Class C — Net Asset Value Per Share Class C	$—	$30.59
Class I — Net Asset Value Per Share Class I	$33.96	$31.88
Class R — Net Asset Value Per Share Class R	$30.70	$—
Class Y — Net Asset Value Per Share Class Y	$34.05	$32.33
Class Z — Net Asset Value Per Share Class Z	$—	$32.28
Class Z-2 — Net Asset Value Per Share Class Z-2	$34.08	$—

See Notes to Financial Statements.

(a) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$2,615,010,391, amounted to $1,015,143,030 which consisted of aggregate gross unrealized appreciation of
$1,059,568,209 and aggregate gross unrealized depreciation of $44,425,179.
(b) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$102,940,100, amounted to $25,662,609 which consisted of aggregate gross unrealized appreciation of $27,938,298 and aggregate gross unrealized depreciation of $2,275,689.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Mid	Alger Small
	Cap Growth	Cap Growth
	Institutional Fund	Institutional Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)*
see accompanying schedules of investments	$103,086,273	$204,243,698
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	517,948	415,781
Cash and cash equivalents	5,690,657	4,934,292
Receivable for investment securities sold	6,423,174	—
Receivable for shares of beneficial interest sold	48,840	260,562
Dividends and interest receivable	18,130	4,380
Receivable from Investment Manager	296	1,903
Receivable for escrow, at value (Identified cost below) ***	486,113	607,526
Prepaid expenses	34,832	33,002
Total Assets	116,306,263	210,501,144

LIABILITIES:
Payable for investment securities purchased	7,980,771	208,065
Payable for shares of beneficial interest redeemed	460,355	874,269
Accrued investment advisory fees	71,373	147,735
Accrued transfer agent fees	41,293	70,950
Accrued distribution fees	6,020	5,028
Accrued administrative fees	2,583	5,016
Accrued shareholder servicing fees	21,576	30,846
Accrued shareholder administrative fees	939	1,824
Accrued other expenses	78,119	109,500
Total Liabilities	8,663,029	1,453,233
NET ASSETS	$107,643,234	$209,047,911

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	101,592,854	140,073,921
Undistributed net investment income (accumulated loss)	(610,145)	(1,549,751)
Undistributed net realized gain (accumulated realized loss)	29,556	2,804,750
Net unrealized appreciation on investments	6,630,969	67,718,991
NET ASSETS	$107,643,234	$209,047,911
* Identified cost	$96,464,682(a)	$136,850,551	(b)
** Identified cost	$915,216(a)	$599,684	(b)
*** Identified cost escrow receivable	$77,404(a)	$97,779	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Mid	Alger Small
	Cap Growth	Cap Growth
	Institutional Fund	Institutional Fund

NET ASSETS BY CLASS:
Class I	$85,889,653	$130,526,657
Class R	$12,943,160	$11,253,410
Class Z-2	$8,810,421	$67,267,844

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,997,990	6,361,839
Class R	491,287	645,368
Class Z-2	306,769	3,265,229

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$28.65	$20.52
Class R — Net Asset Value Per Share Class R	$26.35	$17.44
Class Z-2 — Net Asset Value Per Share Class Z-2	$28.72	$20.60

See Notes to Financial Statements.

(a) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$97,428,633, amounted to $6,661,701 which consisted of aggregate gross unrealized appreciation of $8,221,813 and aggregate gross unrealized depreciation of $1,560,112.
(b) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$140,148,802, amounted to $65,118,203 which consisted of aggregate gross unrealized appreciation of $71,979,927 and aggregate gross unrealized depreciation of $6,861,724.

THE ALGER INSTITUTIONAL FUNDS
Statement of Operations For the year ended October 31, 2017

	Alger Capital	Alger Capital
	Appreciation	Appreciation
	Institutional Fund	Focus Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$38,985,135	$1,113,497
Interest from unaffiliated securities	190,713	16,289
Interest from affiliated securities – Note 11	11,368
Total Income	39,187,216	1,129,786

EXPENSES:
Advisory fees — Note 3(a)	25,237,037	559,134
Distribution fees — Note 3(c)
Class A	—	54,108
Class C	—	164,091
Class R	3,046,915	—
Shareholder servicing fees — Note 3(k)	7,736,336	54,082
Shareholder administrative fees — Note 3(f)	342,284	12,639
Administration fees — Note 3(b)	941,281	27,957
Custodian fees	197,704	38,797
Interest expenses	4,226	272
Transfer agent fees and expenses — Note 3(f)	2,152,420	52,189
Printing fees	261,200	35,200
Professional fees	211,595	49,593
Registration fees	92,183	61,425
Trustee fees — Note 3(g)	143,343	4,373
Fund accounting fees	439,426	18,879
Miscellaneous	261,471	15,078
Total Expenses	41,067,421	1,147,817
Less, expense reimbursements/waivers — Note 3(a)	(17,543)	(2,763)
Net Expenses	41,049,878	1,145,054
NET INVESTMENT LOSS	(1,862,662)	(15,268)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain on unaffiliated investments	263,525,602	8,631,002
Net realized (loss) on foreign currency transactions	(6,565)	—
Net change in unrealized appreciation on unaffiliated
investments	614,762,984	20,161,980
Net change in unrealized (depreciation) on affiliated
investments	(2,613,149)	(70,680)
Net realized and unrealized gain on investments and foreign
currency	875,668,872	28,722,302
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$873,806,210	$28,707,034
* Foreign withholding taxes	$(68,292)	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Operations For the year ended October 31, 2017 (Continued)

	Alger Mid	Alger Small
	Cap Growth	Cap Growth
	Institutional Fund	Institutional Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$755,585	$989,671
Interest from unaffiliated securities	19,015	15,076
Interest from affiliated securities – Note 11	337	—
Total Income	774,937	1,004,747

EXPENSES:
Advisory fees — Note 3(a)	762,410	1,535,176
Distribution fees — Note 3(c)
Class R	66,536	59,803
Shareholder servicing fees — Note 3(k)	237,287	334,080
Shareholder administrative fees — Note 3(f)	10,032	18,953
Administration fees — Note 3(b)	27,587	52,120
Custodian fees	40,561	28,985
Interest expenses	371	1,738
Transfer agent fees and expenses — Note 3(f)	76,158	110,094
Printing fees	7,469	34,975
Professional fees	62,350	67,559
Registration fees	7,349	79,854
Trustee fees — Note 3(g)	4,171	7,872
Fund accounting fees	15,953	26,779
Miscellaneous	26,297	43,457
Total Expenses	1,344,531	2,401,445
Less, expense reimbursements/waivers — Note 3(a)	(4,607)	(21,769)
Net Expenses	1,339,924	2,379,676
NET INVESTMENT LOSS	(564,987)	(1,374,929)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND ESCROW
RECEIVABLE:
Net realized gain on unaffiliated investments	23,865,772	13,341,081
Net change in unrealized appreciation on unaffiliated
investments and escrow receivable	4,464,629	49,157,496
Net change in unrealized appreciation on affiliated
investments	340,465	651,181
Net realized and unrealized gain on investments and escrow
receivable	28,670,866	63,149,758
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$28,105,879	$61,774,829
* Foreign withholding taxes	$428	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets

	Alger Capital Appreciation
	Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016

Net investment loss	$(1,862,662)	$(201,055)
Net realized gain on investments and foreign currency	263,519,037	37,343,440
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	612,149,835	(44,333,940)
Net increase (decrease) in net assets resulting from operations	873,806,210	(7,191,555)

Dividends and distributions to shareholders from:
Net realized gains:
Class I	(19,820,400)	(229,560,756)
Class R	(4,624,888)	(50,476,174)
Class Z-2	(1,189,367)	—
Total dividends and distributions to shareholders	(25,634,655)	(280,036,930)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(1,124,431,159)	2,523,291
Class R	(72,815,333)	(22,254,736)
Class Y	92,176,269	—
Class Z-2	351,709,750	2,241,803
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(753,360,473)	(17,489,642)
Total increase (decrease)	94,811,082	(304,718,127)

Net Assets:
Beginning of period	3,546,011,572	3,850,729,699
END OF PERIOD	$3,640,822,654	$3,546,011,572
Undistributed net investment income (accumulated loss)	$649,644	$(1,995,590)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Capital Appreciation Focus
	Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016

Net investment loss	$(15,268)	$(126,586)
Net realized gain (loss) on investments and foreign currency	8,631,002	(2,931,971)
Net change in unrealized appreciation on investments and
foreign currency	20,091,300	3,016,621
Net increase (decrease) in net assets resulting from operations	28,707,034	(41,936)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	—	(316,452)
Class C	—	(87,313)
Class I	—	(274,831)
Class Z	—	(120,412)
Total dividends and distributions to shareholders	—	(799,008)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(7,858,588)	1,889,920
Class C	2,099,824	5,527,847
Class I	(4,667,192)	(1,671,101)
Class Y	4,131,666	—
Class Z	34,166,838	12,186,549
Net increase from shares of beneficial interest transactions —
Note 6(a)	27,872,548	17,933,215
Total increase	56,579,582	17,092,271

Net Assets:
Beginning of period	75,765,050	58,672,779
END OF PERIOD	$132,344,632	$75,765,050
Undistributed net investment income (accumulated loss)	$54,619	$(201,584)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Institutional
	Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016

Net investment loss	$(564,987)	$(358,218)
Net realized gain (loss) on investments and foreign currency	23,865,772	(1,167,951)
Net change in unrealized appreciation (depreciation) on
investments and escrow receivable	4,805,094	(3,985,970)
Net increase (decrease) in net assets resulting from operations	28,105,879	(5,512,139)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(18,928,722)	(28,525,268)
Class R	(3,822,468)	(3,868,604)
Class Z-2	7,301,003	115,000
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(15,450,187)	(32,278,872)
Total increase (decrease)	12,655,692	(37,791,011)

Net Assets:
Beginning of period	94,987,542	132,778,553
END OF PERIOD	$107,643,234	$94,987,542
Undistributed net investment income (accumulated loss)	$(610,145)	$(414,655)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

Alger Small Cap Growth Institutional
	Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016

Net investment loss	$(1,374,929)	$(1,823,495)
Net realized gain (loss) on investments and foreign currency	13,341,081	(4,997,816)
Net change in unrealized appreciation (depreciation) on
investments and escrow receivable	49,808,677	(11,918,205)
Net increase (decrease) in net assets resulting from operations	61,774,829	(18,739,516)

Dividends and distributions to shareholders from:
Net realized gains:
Class I	—	(112,158,310)
Class R	—	(6,331,284)
Total dividends and distributions to shareholders	—	(118,489,594)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(38,794,988)	(100,429,539)
Class R	(5,270,974)	1,229,629
Class Z-2	7,688,642	44,313,480
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(36,377,320)	(54,886,430)
Total increase (decrease)	25,397,509	(192,115,540)

Net Assets:
Beginning of period	183,650,402	375,765,942
END OF PERIOD	$209,047,911	$183,650,402
Undistributed net investment income (accumulated loss)	$(1,549,751)	$(1,414,336)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation
Institutional Fund			Class I
	Year ended	Year ended	Year ended		Year ended		Year ended
	10/31/2017	10/31/2016	10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$26.44	$28.48	$29.34		$28.21		$22.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	–	0.02	(0.02)		(0.02)		0.16
Net realized and unrealized gain (loss) on
investments	7.71	(0.02)	2.46		4.57		6.21
Total from investment operations	7.71	–	2.44		4.55		6.37
Dividends from net investment income	–	–	–		(0.01)		(0.17)
Distributions from net realized gains	(0.19)	(2.04)	(3.30)		(3.41)		(0.84)
Net asset value, end of period	$33.96	$26.44	$28.48		$29.34		$28.21
Total return	29.38%	(0.08)%	8.96%		17.63%		29.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$2,451,822	$2,965,503	$3,194,261		$2,555,737		$1,958,405
Ratio of gross expenses to average net assets	1.14%	1.12%	1.12%		1.16%		1.19%
Ratio of net expenses to average net assets	1.14%	1.12%	1.12%		1.16%		1.19%
Ratio of net investment income (loss) to average
net assets	0.01%	0.07%	(0.07)%		(0.07)%		0.65%
Portfolio turnover rate	66.72%	94.56%	136.03	%(ii)	136.20	%(iii)	124.43%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount excludes redemption in kind transaction of $294,638,130.
(iii) Amount excludes redemption in kind transaction of $71,436,408

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation
Institutional Fund			Class R
	Year ended	Year ended	Year ended		Year ended		Year ended
	10/31/2017	10/31/2016	10/31/2015		10/31/2014		10/31/2013
Net asset value, beginning of period	$24.03	$26.19	$27.35		$26.63		$21.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.13)	(0.10)	(0.15)		(0.14)		0.04
Net realized and unrealized gain (loss) on
investments	6.99	(0.02)	2.29		4.27		5.87
Total from investment operations	6.86	(0.12)	2.14		4.13		5.91
Dividends from net investment income	–	–	–		–		(0.20)
Distributions from net realized gains	(0.19)	(2.04)	(3.30)		(3.41)		(0.84)
Net asset value, end of period	$30.70	$24.03	$26.19		$27.35		$26.63
Total return	28.78%	(0.57)%	8.46%		17.04%		28.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$654,966	$578,297	$656,469		$529,757		$442,449
Ratio of gross expenses to average net assets	1.62%	1.61%	1.61%		1.64%		1.69%
Ratio of net expenses to average net assets	1.62%	1.61%	1.61%		1.64%		1.69%
Ratio of net investment income (loss) to average
net assets	(0.48)%	(0.41)%	(0.57)%		(0.55)%		0.17%
Portfolio turnover rate	66.72%	94.56%	136.03	%(ii)	136.20	%(iii)	124.43%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount excludes redemption in kind transaction of $294,638,130.
(iii) Amount excludes redemption in kind transaction of $71,436,408

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation
Institutional Fund	Class Y
From 2/28/2017
(commencement
of operations) to
10/31/2017 (i)
Net asset value, beginning of period	$28.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.02
Net realized and unrealized gain on investments	5.18
Total from investment operations	5.20
Net asset value, end of period	$34.05
Total return	18.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$97,889
Ratio of gross expenses to average net assets	0.85%
Ratio of expense reimbursements to average
net assets	(0.10)%
Ratio of net expenses to average net assets	0.75%
Ratio of net investment income (loss) to average
net assets	0.10%
Portfolio turnover rate	66.72%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation
Institutional Fund	Class Z-2
		From 10/14/2016
	Year ended	(commencement of operations) to
	10/31/2017	10/31/2016 (i)
Net asset value, beginning of period	$26.44	$26.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.07	0.01
Net realized and unrealized gain (loss) on
investments	7.76	(0.24)
Total from investment operations	7.83	(0.23)
Distributions from net realized gains	(0.19)	–
Net asset value, end of period	$34.08	$26.44
Total return	29.83%	(0.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$436,145	$2,212
Ratio of gross expenses to average net assets	0.84%	3.11%
Ratio of expense reimbursements to average
net assets	–	(2.16)%
Ratio of net expenses to average net assets	0.84%	0.95%
Ratio of net investment income (loss) to average
net assets	0.22%	1.29%
Portfolio turnover rate	66.72%	94.56%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus
Fund			Class A
					From 12/31/2012
Year ended		Year ended	Year ended	Year ended	(commencement of operations) to
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013(i)
Net asset value, beginning of period	$23.95	$24.13	$22.01	$18.69	$14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	(0.03)	(0.02)	(0.04)	(0.01)
Net realized and unrealized gain on investments	7.78	0.12	2.14	3.36	4.00
Total from investment operations	7.79	0.09	2.12	3.32	3.99
Distributions from net realized gains	–	(0.27)	–	–	–
Net asset value, end of period	$31.74	$23.95	$24.13	$22.01	$18.69
Total return(iii)	32.53%	0.36%	9.63%	17.76%	27.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$23,693	$25,524	$23,961	$5,158	$3,496
Ratio of gross expenses to average net assets	1.11%	1.26%	1.48%	2.38%	2.49%
Ratio of expense reimbursements to average
net assets	–	(0.07)%	(0.18)%	(1.08)%	(1.19)%
Ratio of net expenses to average net assets	1.11%	1.19%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average
net assets	0.03%	(0.13)%	(0.08)%	(0.19)%	(0.09)%
Portfolio turnover rate	98.57%	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus
Fund			Class C
					From 12/31/2012
	Year ended	Year ended	Year ended	Year ended	(commencement of operations) to
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013 (i)
Net asset value, beginning of period	$23.27	$23.62	$21.71	$18.58	$14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.21)	(0.20)	(0.20)	(0.19)	(0.11)
Net realized and unrealized gain on investments	7.53	0.12	2.11	3.32	3.99
Total from investment operations	7.32	(0.08)	1.91	3.13	3.88
Distributions from net realized gains	–	(0.27)	–	–	–
Net asset value, end of period	$30.59	$23.27	$23.62	$21.71	$18.58
Total return(iii)	31.46%	(0.36)%	8.80%	16.85%	26.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$18,660	$12,021	$6,542	$2,635	$1,913
Ratio of gross expenses to average net assets	1.90%	2.03%	2.25%	3.14%	3.27%
Ratio of expense reimbursements to average
net assets	–	(0.10)%	(0.20)%	(1.09)%	(1.22)%
Ratio of net expenses to average net assets	1.90%	1.93%	2.05%	2.05%	2.05%
Ratio of net investment income (loss) to average
net assets	(0.79)%	(0.87)%	(0.85)%	(0.94)%	(0.83)%
Portfolio turnover rate	98.57%	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus
Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$24.06	$24.23	$22.07	$18.72	$14.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	(0.02)	0.01	(0.01)	0.15
Net realized and unrealized gain on investments	7.81	0.12	2.15	3.36	4.04
Total from investment operations	7.82	0.10	2.16	3.35	4.19
Distributions from net realized gains	–	(0.27)	–	–	–
Net asset value, end of period	$31.88	$24.06	$24.23	$22.07	$18.72
Total return(ii)	32.50%	0.40%	9.79%	17.90%	28.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$23,952	$22,527	$24,487	$12,897	$8,684
Ratio of gross expenses to average net assets	1.12%	1.30%	1.49%	2.36%	2.32%
Ratio of expense reimbursements to average
net assets	–	(0.15)%	(0.34)%	(1.21)%	(0.94)%
Ratio of net expenses to average net assets	1.12%	1.15%	1.15%	1.15%	1.38%
Ratio of net investment income (loss) to average
net assets	0.02%	(0.09)%	0.03%	(0.04)%	0.95%
Portfolio turnover rate	98.57%	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus
Fund	Class Y
From 2/28/2017
(commencement
of operations) to
10/31/2017 (i)
Net asset value, beginning of period	$26.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)
Net realized and unrealized gain on investments	5.48
Total from investment operations	5.47
Net asset value, end of period	$32.33
Total return(iii)	20.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$4,319
Ratio of gross expenses to average net assets	1.51%
Ratio of expense reimbursements to average
net assets	(0.86)%
Ratio of net expenses to average net assets	0.65%
Ratio of net investment income (loss) to average
net assets	(0.05)%
Portfolio turnover rate	98.57%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus
Fund			Class Z
					From 12/31/2012
	Year ended	Year ended	Year ended	Year ended	(commencement of operations) to
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013(i)
Net asset value, beginning of period	$24.30	$24.41	$22.17	$18.75	$14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.07	0.03	0.07	0.05	0.04
Net realized and unrealized gain on investments	7.91	0.13	2.17	3.37	4.01
Total from investment operations	7.98	0.16	2.24	3.42	4.05
Distributions from net realized gains	–	(0.27)	–	–	–
Net asset value, end of period	$32.28	$24.30	$24.41	$22.17	$18.75
Total return(iii)	32.84%	0.64%	10.10%	18.24%	27.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$61,721	$15,693	$3,683	$1,262	$128
Ratio of gross expenses to average net assets	0.84%	1.05%	1.50%	4.78%	10.11%
Ratio of expense reimbursements to average
net assets	–	(0.12)%	(0.61)%	(3.89)%	(9.22)%
Ratio of net expenses to average net assets	0.84%	0.93%	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average
net assets	0.25%	0.12%	0.30%	0.23%	0.32%
Portfolio turnover rate	98.57%	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional
Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$21.59	$22.54	$22.18	$19.43	$14.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.05)	(0.13)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on
investments	7.19	(0.90)	0.49	2.82	4.91
Total from investment operations	7.06	(0.95)	0.36	2.75	4.88
Dividends from net investment income	–	–	–	–	(0.04)
Net asset value, end of period	$28.65	$21.59	$22.54	$22.18	$19.43
Total return	32.70%	(4.21)%	1.62%	14.15%	33.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$85,890	$81,782	$114,984	$132,426	$157,391
Ratio of gross expenses to average net assets	1.28%	1.25%	1.20%	1.30%	1.29%
Ratio of net expenses to average net assets	1.28%	1.25%	1.20%	1.30%	1.29%
Ratio of net investment income (loss) to average
net assets	(0.50)%	(0.24)%	(0.55)%	(0.32)%	(0.19)%
Portfolio turnover rate	157.49%	95.75%	120.97%	192.15%	153.89%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional
Fund			Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$19.96	$20.96	$20.74	$18.26	$13.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.24)	(0.16)	(0.23)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on
investments	6.63	(0.84)	0.45	2.64	4.63
Total from investment operations	6.39	(1.00)	0.22	2.48	4.52
Dividends from net investment income	–	–	–	–	(0.07)
Net asset value, end of period	$26.35	$19.96	$20.96	$20.74	$18.26
Total return	32.01%	(4.82)%	1.11%	13.58%	32.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$12,943	$13,093	$17,795	$21,953	$23,599
Ratio of gross expenses to average net assets	1.81%	1.82%	1.74%	1.80%	1.79%
Ratio of net expenses to average net assets	1.81%	1.82%	1.74%	1.80%	1.79%
Ratio of net investment income (loss) to average
net assets	(1.04)%	(0.81)%	(1.08)%	(0.82)%	(0.69)%
Portfolio turnover rate	157.49%	95.75%	120.97%	192.15%	153.89%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional
Fund	Class Z-2
		From 10/14/2016
	Year ended	(commencement of operations) to
	10/31/2017	10/31/2016(i)
Net asset value, beginning of period	$21.59	$21.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.08)	0.04
Net realized and unrealized gain (loss) on
investments	7.21	(0.40)
Total from investment operations	7.13	(0.36)
Net asset value, end of period	$28.72	$21.59
Total return	33.02%	(1.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$8,810	$113
Ratio of gross expenses to average net assets	1.14%	32.21%
Ratio of expense reimbursements to average
net assets	(0.09)%	(31.16)%
Ratio of net expenses to average net assets	1.05%	1.05%
Ratio of net investment income (loss) to average
net assets	(0.31)%	4.35%
Portfolio turnover rate	157.49%	95.75%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth
Institutional Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$14.83	$23.10	$28.14	$33.48	$28.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.10)	(0.20)	(0.20)	(0.11)
Net realized and unrealized gain (loss) on
investments	5.83	(0.54)	0.42	0.60	8.66
Total from investment operations	5.69	(0.64)	0.22	0.40	8.55
Distributions from net realized gains	–	(7.63)	(5.26)	(5.74)	(3.23)
Net asset value, end of period	$20.52	$14.83	$23.10	$28.14	$33.48
Total return	38.37%	(3.76)%	0.53%	1.21%	33.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$130,527	$129,188	$357,189	$659,692	$936,554
Ratio of gross expenses to average net assets	1.32%	1.28%	1.25%	1.24%	1.25%
Ratio of net expenses to average net assets	1.32%	1.28%	1.25%	1.24%	1.25%
Ratio of net investment income (loss) to average
net assets	(0.77)%	(0.67)%	(0.80)%	(0.70)%	(0.38)%
Portfolio turnover rate	29.70%	55.08%	125.72%	84.10%	77.38%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth
Institutional Fund			Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$12.67	$20.92	$26.08	$31.58	$26.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.16)	(0.29)	(0.32)	(0.23)
Net realized and unrealized gain (loss) on
investments	4.96	(0.46)	0.39	0.56	8.19
Total from investment operations	4.77	(0.62)	0.10	0.24	7.96
Distributions from net realized gains	–	(7.63)	(5.26)	(5.74)	(3.23)
Net asset value, end of period	$17.44	$12.67	$20.92	$26.08	$31.58
Total return	37.65%	(4.22)%	0.02%	0.74%	33.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$11,253	$12,675	$18,577	$31,062	$41,022
Ratio of gross expenses to average net assets	1.82%	1.80%	1.74%	1.72%	1.73%
Ratio of net expenses to average net assets	1.82%	1.80%	1.74%	1.72%	1.73%
Ratio of net investment income (loss) to average
net assets	(1.27)%	(1.20)%	(1.30)%	(1.18)%	(0.83)%
Portfolio turnover rate	29.70%	55.08%	125.72%	84.10%	77.38%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth
Institutional Fund	Class Z-2
		From 8/1/2016
	Year ended	(commencement of operations) to
	10/31/2017	10/31/2016 (i)
Net asset value, beginning of period	$14.84	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on
investments	5.85	(0.48)
Total from investment operations	5.76	(0.51)
Net asset value, end of period	$20.60	$14.84
Total return	38.81%	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$67,268	$41,787
Ratio of gross expenses to average net assets	1.03%	1.07%
Ratio of expense reimbursements to average
net assets	(0.04)%	(0.08)%
Ratio of net expenses to average net assets	0.99%	0.99%
Ratio of net investment income (loss) to average
net assets	(0.51)%	(0.76)%
Portfolio turnover rate	29.70%	55.08%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
The Alger Institutional Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial
Accounting Standards Board Accounting Standards Codification 946-Financial Services
– Investment Companies. The Trust operates as a series company and currently offers an unlimited number of shares of beneficial interest in four funds — Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and
Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the
Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) to a share class.

Alger Capital Appreciation Institutional Fund and Alger Capital Appreciation Focus Fund
started offering Class Y shares on February 28, 2017.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments (including escrow receivable) at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments are valued on each day the New
York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00
p.m. Eastern Standard Time).
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available (including escrow receivable)
are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31,
2017.
(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2013-2016.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended
October 31, 2017, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital
Appreciation
Institutional Fund(a)	0.810%	0.650%	0.600%	0.550%	0.450%	0.740%
Alger Capital
Appreciation Focus
Fund(c)	0.550%	—	—	—	—	0.550%
Alger Mid Cap
Growth Institutional
Fund(b)	0.760%	0.700%	—	—	—	0.760%
Alger Small Cap
Growth Institutional
Fund(b)	0.810%	0.750%	—	—	—	0.810%

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$3 billion, Tier 3 rate is paid on assets between $3 and $4 billion, Tier 4 rate is paid on assets between $4 and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

(c) Tier 1 rate is paid on all assets.

Alger Management has established expense caps for several shares classes, effective through
February 28, 2018, whereby it reimburses the share classes if annualized operating expenses
(excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below.

Also, Alger Management has contractually agreed to reimburse Alger Capital Appreciation
Institutional Fund Class Y shares expenses (excluding interest, taxes, brokerage and extraordinary expenses) through August 29, 2018 to the extent necessary to limit the total annual fund operating expenses to the actual investment advisory fee plus incurred custody fee. This expense reimbursement cannot be terminated.

							FEES WAIVED
							/ REIMBURSED
							FOR THE YEAR
				CLASS			ENDED
							OCTOBER 31,
	A	C	I	Y	Z	Z-2	2017
Alger Capital Appreciation Institutional Fund	–	–	–	0.75%	–	0.95%	$17,543
Alger Capital Appreciation Focus Fund	1.15%	1.90%	1.15%	0.65%	0.95%	–	$2,763
Alger Mid Cap Growth Institutional Fund	–	–	–	–	–	1.05%	$4,607
Alger Small Cap Growth Institutional Fund	–	–	–	–	–	0.99%	$21,769

Fred Alger Management, Inc. may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and
(ii) the recoupment. For the year ended October 31, 2017, the recoupments made by the
Funds to the Investment Manager for the Alger Capital Appreciation Institutional Fund,
Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund and
Alger Small Cap Growth Institutional Fund were $0, $1,527, $0 and $0, respectively as of
October 31, 2017; the total repayments that may potentially be made by the Funds to the
Investment Manager for the Alger Capital Appreciation Institutional Fund, Alger Capital
Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap
Growth Institutional Fund are $4,377, $730, $191 and $1,051, respectively which will expire
August 28, 2018.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees:
Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Capital Appreciation Focus Fund pay Fred Alger & Company, Incorporated, the
Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management,

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class A shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Capital Appreciation Focus Fund pay Alger Inc. a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pay Alger Inc. a fee at the annual rate of 0.50%
of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the
Distributor.

(d) Sales Charges: Purchases and sales of shares of the Alger Capital Appreciation Focus
Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2017, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Focus Fund	$65	$4,748

(e) Brokerage Commissions: During the year ended October 31, 2017, Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc.
commissions of $389,221, $25,894, $35,983 and $9,605, respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of
0.0165% of their respective average daily net assets for the Class A and Class C shares and
0.01% of their respective average daily net assets of the Class I, Class R, Class Z and Class
Z-2 shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees. For

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the year ended October 31, 2017, Alger Management charged back to Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $1,511,002,
$ 19,769, $ 58,855 and $ 102,485, respectively, for these services, which are included in the transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: Effective March 1, 2016, each Independent Trustee receives a fee of
$27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Trust, the Alger Funds II,
Alger Global Growth Fund, the Alger Portfolios and the Alger Funds, each of which is a registered investment company managed by Fred Alger Management, Inc. The Independent
Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the
Alger Fund Complex.
(h) Interfund Trades: The Funds engage in purchase and sale transactions with funds that have a common investment adviser. For the year ended October 31, 2017, these purchases and sales were as follows:

			Realized
	Purchases	Sales	Gain/(loss)
Alger Small Cap Growth
Institutional Fund	$3,915,791	–	–

(i) Interfund Loans: The Funds may borrow money from other funds advised by Alger
Management for temporary or emergency purposes. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2017.
During the year ended October 31, 2017, Alger Capital Appreciation Institutional Fund,
Alger Capital Appreciation Focus Fund, Alger Mid Cap Growth Institutional Fund and
Alger Small Cap Growth Institutional Fund incurred interest expense of $4,140, $190, $72 and $963, respectively, in connection with interfund loans.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2017, Alger Management and its
affiliated entities owned the following shares:

			SHARE CLASS
	A	C	I	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	–	–	–	347	–	3,777
Alger Capital Appreciation Focus Fund	6,878	6,880	–	372	35,366	–
Alger Mid Cap Growth Institutional Fund	–	–	–	–	–	4,556
Alger Small Cap Growth Institutional Fund	–	–	–	–	–	6,515

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the
Class I shares and Class R shares of each Fund pay Alger Inc. a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.
NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Funds other than short-term securities for the year ended October 31, 2017:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$2,253,165,544	$2,888,103,552
Alger Capital Appreciation Focus Fund	123,808,742	96,052,848
Alger Mid Cap Growth Institutional Fund	151,856,728	161,045,471
Alger Small Cap Growth Institutional Fund	55,579,216	94,138,077

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2017, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Institutional Fund	$233,723	1.94%
Alger Capital Appreciation Focus Fund	14,692	1.73
Alger Mid Cap Growth Institutional Fund	14,125	2.29
Alger Small Cap Growth Institutional Fund	88,836	1.82

The highest amount borrowed during the year ended October 31, 2017 for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$10,706,211
Alger Capital Appreciation Focus Fund	4,381,000
Alger Mid Cap Growth Institutional Fund	568,000
Alger Small Cap Growth Institutional Fund	3,147,295

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	16,153,920	$476,641,428	31,404,149	$813,769,276
Dividends reinvested	718,981	19,268,689	8,328,490	222,703,812
Shares redeemed	(56,847,411)	(1,620,341,276)	(39,710,653)	(1,033,949,797)
Net increase (decrease)	(39,974,510)	$(1,124,431,159)	21,986	$2,523,291
Class R:
Shares sold	3,468,162	$92,794,162	4,897,737	$116,200,047
Dividends reinvested	178,580	4,344,841	1,958,801	47,814,339
Shares redeemed	(6,378,683)	(169,954,336)	(7,855,308)	(186,269,122)
Net decrease	(2,731,941)	$(72,815,333)	(998,770)	$(22,254,736)
Class Y:
Shares sold	2,938,772	$94,267,571	—	$—
Shares redeemed	(63,899)	(2,091,302)	—	—
Net increase	2,874,873	$92,176,269	—	$—
Class Z-2:
Shares sold	17,233,735	$490,233,250	83,652	$2,241,803
Dividends reinvested	44,346	1,189,367	—	—
Shares redeemed	(4,562,899)	(139,712,867)	—	—
Net increase	12,715,182	$351,709,750	83,652	$2,241,803

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Focus Fund
Class A:
Shares sold	238,196	$6,398,589	739,124	$17,427,842
Dividends reinvested	—	—	12,944	312,984
Shares redeemed	(557,255)	(14,257,177)	(679,452)	(15,850,906)
Net increase (decrease)	(319,059)	$(7,858,588)	72,616	$1,889,920
Class C:
Shares sold	238,598	$5,944,197	319,341	$7,354,428
Dividends reinvested	—	—	3,659	86,524
Shares redeemed	(145,227)	(3,844,373)	(83,332)	(1,913,105)
Net increase	93,371	$2,099,824	239,668	$5,527,847
Class I:
Shares sold	394,922	$10,973,042	477,738	$11,361,669
Dividends reinvested	—	—	9,363	227,418
Shares redeemed	(579,798)	(15,640,234)	(561,466)	(13,260,188)
Net decrease	(184,876)	$(4,667,192)	(74,365)	$(1,671,101)
Class Y:
Shares sold	136,508	$4,223,668	—	$—
Shares redeemed	(2,934)	(92,002)	—	—
Net increase	133,574	$4,131,666	—	$—
Class Z:
Shares sold	1,675,218	$45,981,326	787,965	$19,023,071
Dividends reinvested	—	—	4,919	120,412
Shares redeemed	(409,196)	(11,814,488)	(298,013)	(6,956,934)
Net increase	1,266,022	$34,166,838	494,871	$12,186,549

Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	393,700	$9,942,979	468,253	$10,046,363
Shares redeemed	(1,184,092)	(28,871,701)	(1,780,941)	(38,571,631)
Net decrease	(790,392)	$(18,928,722)	(1,312,688)	$(28,525,268)
Class R:
Shares sold	102,239	$2,357,701	134,848	$2,706,730
Shares redeemed	(266,903)	(6,180,169)	(327,778)	(6,575,334)
Net decrease	(164,664)	$(3,822,468)	(192,930)	$(3,868,604)
Class Z-2:
Shares sold	336,377	$8,195,951	5,241	$115,000
Shares redeemed	(34,849)	(894,948)	—	—
Net increase	301,528	$7,301,003	5,241	$115,000

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	1,256,731	$22,874,804	2,557,038	$40,363,890
Dividends reinvested	—	—	7,154,149	109,458,479
Shares redeemed	(3,607,295)	(61,669,792)	(16,460,370)	(250,251,908)
Net decrease	(2,350,564)	$(38,794,988)	(6,749,183)	$(100,429,539)
Class R:
Shares sold	172,015	$2,578,445	182,259	$2,391,486
Dividends reinvested	—	—	449,925	5,907,509
Shares redeemed	(527,393)	(7,849,419)	(519,276)	(7,069,366)
Net increase (decrease)	(355,378)	$(5,270,974)	112,908	$1,229,629
Class Z-2:
Shares sold	1,507,588	$26,380,218	2,959,159	$46,531,746
Shares redeemed	(1,058,368)	(18,691,576)	(143,150)	(2,218,266)
Net increase	449,220	$7,688,642	2,816,009	$44,313,480

NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2017 and the year ended October 31, 2016 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2017	OCTOBER 31, 2016
Alger Capital Appreciation
Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	25,634,655	280,036,930
Total distributions paid	$25,634,655	$280,036,930

Alger Capital Appreciation Focus
Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	799,008
Total distributions paid	$—	$799,008

Alger Mid Cap Growth Institutional
Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	$—	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2017	OCTOBER 31, 2016
Alger Small Cap Growth Institutional
Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	118,489,594
Total distributions paid	$—	$118,489,594

As of  October 31, 2017 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	5,934,858
Undistributed long-term gains	230,087,548
Net accumulated earnings	236,022,406
Capital loss carryforwards	—
Net unrealized appreciation	1,015,073,828
Total accumulated earnings	$1,251,096,234

Alger Capital Appreciation Focus Fund
Undistributed ordinary income	1,047,023
Undistributed long-term gains	4,186,445
Net accumulated earnings	5,233,468
Capital loss carryforwards	—
Net unrealized appreciation	25,662,609
Total accumulated earnings	$30,896,077

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	—
Late year ordinary income losses	(609,257)
Net unrealized appreciation	6,659,637
Total accumulated earnings	$6,050,380

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	5,884,188
Net accumulated earnings	5,884,188
Capital loss carryforwards	—
Late year ordinary income losses	(2,028,401)
Net unrealized appreciation	65,118,203
Total accumulated earnings	$68,973,990

At October 31, 2017, the Funds, for federal income tax purposes, had no capital loss carryforwards.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2017, Alger Mid Cap Growth Institutional Fund utilized
$22,850,923 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2017.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Alger Capital Appreciation Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$4,507,896
Accumulated net realized gain (accumulated realized loss)	$(4,691,706)
Paid-in Capital	$183,810

Alger Capital Appreciation Focus Fund
Accumulated undistributed net investment income (accumulated loss)	$271,471
Accumulated net realized gain (accumulated realized loss)	$(271,470)
Paid-in Capital	$(1)

Alger Mid Cap Growth Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$369,497
Accumulated net realized gain (accumulated realized loss)	$257,352,119
Paid-in Capital	$(257,721,616)

Alger Small Cap Growth Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$1,239,514
Accumulated net realized gain (accumulated realized loss)	$235,374
Paid-in Capital	$(1,474,888)

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of October 31, 2017 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation
Institutional Fund		TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary		$658,369,297	$647,889,408	$10,479,889	—
Consumer Staples		76,455,644	76,455,644	—	—
Energy		46,277,566	46,277,566	—	—
Financials		204,118,502	204,118,502	—	—
Health Care		474,595,571	474,595,571	—	—
Industrials		221,856,936	221,856,936	—	—
Information Technology		1,669,088,530	1,667,714,107	—	$1,374,423	*
Materials		137,022,706	137,022,706	—	—
Telecommunication Services		13,590,323	13,590,323	—	—
TOTAL COMMON STOCKS	$	3,501,375,075	$3,489,520,763	$10,479,889	$1,374,423
CORPORATE BONDS
Information Technology		—	—	—	—*
MASTER LIMITED PARTNERSHIP
Financials		36,660,413	36,660,413	—	—
PREFERRED STOCKS
Health Care		6,412,347	—	—	6,412,347
Information Technology		6,335,626	—	—	6,335,626	*
TOTAL PREFERRED
STOCKS		$12,747,973	—	—	$12,747,973
REAL ESTATE INVESTMENT TRUST
Real Estate		79,369,960	79,369,960	—	—
WARRANTS
Information Technology		—	—	—	—*
TOTAL INVESTMENTS IN
SECURITIES	$	3,630,153,421	$3,605,551,136	$10,479,889	$14,122,396

*Alger Capital Appreciation Institutional Fund’s shares of Choicestream Inc. common stock, preferred stock, corporate bonds and warrants are classified as a Level 3 investment and are fair valued at zero as of October 31, 2017.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation
Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$21,948,281	$21,948,281	—	—
Consumer Staples	906,287	906,287	—	—
Energy	2,087,596	2,087,596	—	—
Financials	8,561,828	8,561,828	—	—
Health Care	17,710,596	17,710,596	—	—
Industrials	7,515,137	7,515,137	—	—
Information Technology	59,801,768	59,801,768	—	—
Materials	2,539,401	2,539,401	—	—
Telecommunication Services	743,359	743,359	—	—
TOTAL COMMON STOCKS	$121,814,253	$121,814,253	—	—
MASTER LIMITED PARTNERSHIP
Financials	2,254,232	2,254,232	—	—
PREFERRED STOCKS
Health Care	239,694	—	—	$239,694
REAL ESTATE INVESTMENT TRUST
Real Estate	4,294,530	4,294,530	—	—
TOTAL INVESTMENTS IN
SECURITIES	$128,602,709	$128,363,015	—	$239,694

Alger Mid Cap Growth
Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$14,934,156	$14,934,156	—	—
Consumer Staples	2,014,938	2,014,938	—	—
Energy	1,204,710	1,204,710	—	—
Financials	7,449,363	7,449,363	—	—
Health Care	20,671,292	20,671,292	—	—
Industrials	14,764,937	14,764,937	—	—
Information Technology	31,582,521	31,511,071	—	$71,450	*
Materials	5,721,348	5,721,348	—	—
TOTAL COMMON STOCKS	$98,343,265	$98,271,815	—	$71,450
CORPORATE BONDS
Information Technology	—	—	—	—*
PREFERRED STOCKS
Consumer Discretionary	—	—	—	—
Health Care	953,727	—	—	$953,727
Information Technology	329,343	—	—	329,343	*
TOTAL PREFERRED
STOCKS	$1,283,070	—	—	$1,283,070

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth
Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
RIGHTS
Health Care	$1,207,798	—	—		$1,207,798
REAL ESTATE INVESTMENT TRUST
Real Estate	2,479,923	$2,479,923	—		—
SPECIAL PURPOSE VEHICLE
Financials	290,165	—	—		290,165
WARRANTS
Information Technology	—	—	—		—*
TOTAL INVESTMENTS IN
SECURITIES	$103,604,221	$100,751,738	—		$2,852,483
Escrow Receivable	$486,113	—	$486,113	**	—

* Alger Mid Cap Growth Institutional Fund’s shares of Choicestream Inc. common stock preferred stock, corporate bonds and warrants are classified as a Level 3 investment and are fair valued at zero as of October 31, 2017.

** Amounts held for indemnification claims of Sumitomo Dainippon Pharma Co., Ltd.
following its acquisition of Tolero Pharmaceuticals, Inc.

Alger Small Cap Growth
Institutional Fund		TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary		$11,413,263	$11,413,263	—	—
Consumer Staples		2,151,008	2,151,008	—	—
Energy		2,518,276	2,518,276	—	—
Financials		9,428,712	9,428,712	—	—
Health Care		78,087,930	78,087,930	—	—
Industrials		12,089,212	12,089,212	—	—
Information Technology		77,806,299	77,806,299	—	—
Materials		3,871,348	3,871,348	—	—
TOTAL COMMON STOCKS		$197,366,048	$197,366,048	—	$—
PREFERRED STOCKS
Health Care		2,784,079	—	—	$2,784,079
REAL ESTATE INVESTMENT TRUST
Real Estate		2,002,665	2,002,665	—	—
RIGHTS
Health Care		1,570,945	—	—*	1,570,945
SPECIAL PURPOSE VEHICLE
Financials		935,742	—	—	935,742
TOTAL INVESTMENTS IN
SECURITIES		$204,659,479	$199,368,713	—	$5,290,766
Escrow Receivable	$	607,526	—	$607,526**	—

*Alger Small Cap Growth Institutional Fund’s holding of Neuralstem Inc. rights is classified as a Level 2 investment and fair valued at zero as of October 31, 2017.

** Amounts held for indemnification claims of Sumitomo Dainippon Pharma Co., Ltd.
following its acquisition of Tolero Pharmaceuticals, Inc.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2016	$1,828,579
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(454,156)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	1,374,423 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(454,156)

Alger Capital Appreciation Institutional Fund	Corporate Bonds
Opening balance at November 1, 2016	$574,662
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discount	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(574,662)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(574,662)

Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2016	$16,273,256
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(3,525,283)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	12,747,973 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(3,525,283)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Warrants
Opening balance at November 1, 2016	$563,169
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(563,169)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(563,169)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Focus Fund	Preferred Stocks
Opening balance at November 1, 2016	$310,373
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(70,679)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	239,694
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(70,679)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2016	$95,059
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(23,609)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	71,450 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(23,609)

Alger Mid Cap Growth Institutional Fund	Corporate Bonds
Opening balance at November 1, 2016	$17,128
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(17,128)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(17,128)

Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2016	$2,084,875
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	2,359,646
Included in net unrealized gain (loss) on investments	268,518
Purchases and Sales/Conversion
Purchases	–
Sales/Conversions	(3,429,969)
Closing balance at October 31, 2017	1,283,070 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$2,628,164

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2016	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	981,612
Purchases and sales
Purchases	226,186
Sales
Closing balance at October 31, 2017	1,207,798
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$981,612

Special Purpose
Alger Mid Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2016	$249,760
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	40,405
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	290,165
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$40,405

Alger Mid Cap Growth Institutional Fund	Warrants
Opening balance at November 1, 2016	$16,785
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(16,785)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(16,785)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2016	$3,468,884
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	2,938,664
Included in net unrealized gain (loss) on investments	667,265
Purchases Sales/Conversion
Purchases	–
Sales/Conversions	(4,290,734)
Closing balance at October 31, 2017	2,784,079
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$3,605,929

Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2016	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	1,285,220
Purchases and sales
Purchases	285,725
Sales	–
Closing balance at October 31, 2017	1,570,945
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$1,285,220

Special Purpose
Alger Small Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2016	$805,442
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	130,300
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	935,742
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$130,300

* Level 3 securities are fair valued at zero at the end of the period.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value
	October 31,	Valuation	Unobservable		Weighted Average
	2017	Methodology	Input	Input/Range	Inputs
Alger Capital Appreciation Institutional Fund
Common Stocks	$1,374,423	Market	Market	N/A*	N/A
		Approach	Quotation
Preferred Stocks	12,747,973	Market	Time to Exit	2 years	N/A
		Approach	Volatility	80.5%
			Market Quotation	N/A*

Alger Capital Appreciation Focus Fund
Preferred Stocks	$239,694	Income	Discount Rate	38%-42%	N/A
		Approach

Alger Mid Cap Growth Institutional Fund
Common Stocks	$71,450	Market	Market	N/A*	N/A
		Approach	Quotation
Preferred Stocks	517,948	Income	Discount Rate	38%-42%	N/A
		Approach
Preferred Stocks	765,122	Market	Time to Exit	2 years	N/A
		Approach	Volatility	80.5%
			Market Quotation	N/A*	N/A
Special Purpose Vehicle	290,165	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach
Rights	1,207,798	Income	Discount Rate	5.14%-30.72%	N/A
		Approach

Alger Small Cap Growth Institutional Fund

Preferred Stocks	415,781	Income	Discount Rate	38%-42%	N/A
		Approach
Preferred Stocks	2,368,298	Market	Time to Exit	2 years	N/A
		Approach	Volatility	80.5%
Special Purpose Vehicle	935,742	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach
Rights	1,570,945	Income	Discount Rate	2.05%-30.72%	17.31%
		Approach

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Fund at October 31, 2017.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above.

On October 31, 2017, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2017, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Institutional Fund	$2,628,274	—	$2,628,274	—
Alger Capital Appreciation Focus Fund	4,069,153	—	4,069,153	—
Alger Mid Cap Growth Institutional Fund	5,690,657	—	5,690,657	—
Alger Small Cap Growth Institutional Fund	4,934,292	—	4,934,292	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options— The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

There were no open derivative instruments throughout the period or as of October 31,
2017.

NOTE 10 — Principal Risks:
As of October 31, 2017, the Funds invested a significant portion of their assets in securities in the information technology, consumer discretionary and health care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The
Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Funds may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Funds may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Funds to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2017. Purchase and sale transactions and dividend income earned during the period were as follows:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Capital Appreciation Institutional Fund
Common Stocks
Choicestream, Inc.	124,658	–	–	124,658	$–	$–	$–	$0
Preferred Stocks
Choicestream, Inc. ,
Series A	1,074,935	–	–	1,074,935	–	–	–	0
Choicestream, Inc. ,
Series B	2,500,538	–	–	2,500,538	–	–	(1,475,318)	0
Warrants
Choicestream, Inc. ,	574,662	–	–	574,662	–	–	(563,169)	0
Corporate Bonds
Choicestream, Inc. ,
11.00%, 8/05/18	574,662	–	–	574,662	11,368	–	(574,662)	0
Total					$11,368	$–	$(2,613,149)	$0

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Capital Appreciation Focus Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	76,825	–	–	76,825	$–	$–	$(70,680)	$239,694
Total					$–	$–	$(70,680)	$239,694

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Mid Cap Growth Institutional Fund
Common Stocks
Choicestream, Inc.	8,930	–	–	8,930	–	$–	$–	$0
Preferred Stocks
Choicestream, Inc. ,
Series A	77,008	–	–	77,008	–	–	–	0
Choicestream, Inc. ,
Series B	144,793	–	–	144,793	–	–	(85,428)	0
Prosetta Biosciences,
Inc. , Series D	166,009	–	–	166,009	–	–	(152,728)	517,948
Warrants
Choicestream, Inc.	17,128	–	–	17,128	–	–	(16,785)	0
Corporate Bonds
Choicestream, Inc.	17,128	–	–	17,128	337	–	(17,128)	0
Tolero
Pharmaceuticals,
Inc. , Series B*	354,870	–	(354,870)	– *	–	2,359,646	–	– *
Total					337	$2,359,646	$(272,069)	$517,948

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

						Net Increase
	Shares/			Shares/		(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	133,263	–	–	133,263	$–	$–	$(122,602)	$415,781
Tolero
Pharmaceuticals Inc. ,
Series B*	448,284	–	448,284	– *	–	2,938,664	–	– *
Total					$–	$2,938,664	$(122,602)	$415,781

*On February 6, 2017, Tolero Pharmaceuticals, Inc., Series B was no longer an affiliated security of the Funds.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to October
31, 2017 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Institutional Funds and Shareholders of Alger
Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid
Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Institutional Funds, comprised of the Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (the “Funds”)
as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting
The Alger Institutional Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 22, 2017

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2017 and ending October 31, 2017.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense
				Paid During		Ratio
			Ending	the Six		For the
		Beginning	Account	Months		Six Months
		Account	Value	Ended		Ended
		Value	October 31,	October 31,		October 31,
		May 1, 2017	2017	2017	(a)	2017 (b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,128.20	$6.12		1.14%
	Hypothetical(c)	1,000.00	1,019.46	5.80		1.14
Class R	Actual	1,000.00	1,125.80	8.68		1.62
	Hypothetical(c)	1,000.00	1,017.04	8.24		1.62
Class Y	Actual	1,000.00	1,131.20	4.03		0.75
	Hypothetical(c)	1,000.00	1,021.42	3.82		0.75
Class
Z-2	Actual	1,000.00	1.130.30	4.51		0.84
	Hypothetical(c)	1,000.00	1,020.97	4.28		0.84

Alger Capital Appreciation Focus Fund
Class A	Actual	$1,000.00	$1,084.40	$5.83		1.11%
	Hypothetical(c)	1,000.00	1,019.61	5.65		1.11
Class C	Actual	1,000.00	1,129.70	10.20		1.90
	Hypothetical(c)	1,000.00	1,015.63	9.65		1.90
Class I	Actual	1,000.00	1,144.30	6.07		1.12
	Hypothetical(c)	1,000.00	1,019.54	5.70		1.12
Class Y	Actual	1,000.00	1,147.30	3.52		0.65
	Hypothetical(c)	1,000.00	1,021.93	3.31		0.65
Class Z	Actual	1,000.00	1,145.90	4.54		0.84
	Hypothetical(c)	1,000.00	1,020.97	4.28		0.84

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,127.10	$6.86		1.28%
	Hypothetical(c)	1,000.00	1,018.75	6.51		1.28
Class R	Actual	1,000.00	1,124.60	9.69		1.81
	Hypothetical(c)	1,000.00	1,016.08	9.20		1.81
Class
Z-2	Actual	1,000.00	1,128.50	5.63		1.05
	Hypothetical(c)	1,000.00	1,019.91	5.35		1.05

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,152.80	$7.16		1.32%
	Hypothetical(c)	1,000.00	1,018.55	6.72		1.32
Class R	Actual	1,000.00	1,150.40	9.86		1.82
	Hypothetical(c)	1,000.00	1,016.03	9.25		1.82
Class
Z-2	Actual	1,000.00	1,154.70	5.38		0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04		0.99

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust
Information about the trustees and officers of the Trust is set forth below. In the table the term "Alger Fund Complex" refers to the Trust, The Alger Portfolios, The Alger Global
Growth Fund, The Alger Funds and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management").
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger
			Fund
			Complex
		Trustee	which are
Name, Age,		and/or	Overseen
Position with the		Officer	by
Fund	Principal Occupations	Since	Trustee
INTERESTED TRUSTEE

Hilary M. Alger (56)	Director of Development, Pennsylvania Ballet 2004-	2003	24
	2013; Associate Director of Development, College
	of Arts and Science and Graduate School, University
	of Virginia 1999-2003.
NON-INTERESTED
TRUSTEE

Charles F. Baird, Jr. (64)	Managing Director of North Castle Partners,	2000	24
	a private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (72)	Associate Vice President for Principal Gifts and	2000	24
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (84)	Attorney. Private Investor since 1981. Formerly of	1986	24
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (55)	Associate Professor of Law since January 2006	2007	24
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	24
M. D. (79)	Board of the Manhattan Institute (non-profit policy
	research) since 1988; Formerly Co-Chairman, Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger
			Fund
			Complex
		Trustee	which are
Name, Age, Position with		and/or	Overseen
the		Officer	by
Fund	Principal Occupations	Since	Trustee
OFFICERS
Hal Liebes (53)	Executive Vice President, Chief Operating Officer	2005	N/A
President	and Secretary of Alger Management and Alger Inc. ;
	Director since 2006 of Alger Management, Alger
	Inc. and Analyst Resources, Inc.
Tina Payne (43)	Senior Vice President, General Counsel and	2017	N/A
Secretary, Chief Compliance	Chief Compliance Officer of Alger Management
Officer	since 2017. Formerly, Senior Vice President and
	Associate General Counsel, Cohen & Steers Capital
	Management, from 2007 to 2017
Lisa A. Moss (52)	Senior Vice President and Assistant General Counsel	2006	N/A
Assistant Secretary	of Alger Management.
Michael D. Martins (52)	Senior Vice President of Alger Management.	2005	N/A
Treasurer
Anthony S. Caputo (62)	Vice President of Alger Management.	2007	N/A
Assistant Treasurer
Sergio M. Pavone (56)	Vice President of Alger Management.	2007	N/A
Assistant Treasurer
Christopher E. Ullman (32)	Associate Counsel of Alger Management since	2016	N/A
Assistant Secretary	2016. Formerly, Associate, Legal and Compliance,
	BlackRock from 2015 to 2016; Compliance
	Associate, Bridgewater Associates, from 2013 to
	2014; and full-time student fro m 2010 to 2013.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 12, 2017, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger
Management of its services and the profits realized by Alger Management and Fred Alger
& Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv)
the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflected such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by
FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the
Trust’s Chief Compliance Officer and having no other material relationship with Alger
Management or its affiliates

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from quarterly meetings with and presentations by Fund investment management and distribution personnel), and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund's portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a growth-
oriented fund. They also noted that during the year Alger Management had continued
its ongoing efforts to strengthen its investment management team through strategic hires, realignment of portfolio management responsibilities, and similar measures. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Funds are considerable. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust's

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

affairs are provided separately under a Fund Administration Agreement and a Shareholder
Administrative Services Agreement with Alger Management. The Trustees considered the strengthened legal, control and compliance environment at Alger Management and within the Trust and Alger Management’s ongoing implementation of a firm-wide cybersecurity facility, including software and hardware installations, extensive security procedures and intensive personnel training.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/17), second-quarter of 2017, 1-, 3- and 5-year, and longer periods to the extent available (and its year-by-year returns), and compared them with benchmark and peer-group data for the same periods. They also consulted supplemental performance data through 7/31/17. They noted that the Capital Appreciation Focus Fund,
Mid Cap Institutional Fund and Small Cap Institutional Fund had shown almost uniformly strong results against their peer medians and benchmarks for the quarter-end, year-to-date and one-year periods ended 6/30/17, the one exception being the Mid Cap Institutional
Fund Class R Shares, which nevertheless matched the peer median for the 6/30/17 quarter.
They also noted that the Capital Appreciation Institutional Fund had fallen off against its peers (but not its benchmark) in the quarter ended 6/30/17, with its share classes placing just slightly above (Class Z-2), at (Class I), or below (Classes R and Y) the peer median, but that it still showed generally strong performance against its peers for the year-to-date and longer periods (while showing generally disappointing results during the 3- and 5-year periods against its benchmark).

As had been the practice at every quarterly meeting of the Trustees throughout the year, representatives of Alger Management discussed the Funds’ performance with the Trustees.
Throughout, the Trustees were mindful of conditions and trends in the current market in equity securities, including growth stocks, and their impact on the performance and assets of the Funds. On the basis of their review and the discussions with Alger Management, the
Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed each Fund's management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated
that the advisory fees of two of the Funds were below the median for their comparison groups, the fee of the Mid Cap Fund was slightly above the median, and the fee of the
Capital Appreciation Institutional Fund was further above the applicable median but less than halfway into the next higher quartile. Of the 15 expense ratios for the Funds’ various share classes, eight were equal to or below their peer medians. Four of the remaining seven were for share classes of small asset size that suffered thereby in comparison with their peers. Only one share class of the remaining three placed in the top quartile of the applicable reference group; this was the Capital Appreciation Fund Class R Shares, whose

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

comparatively high 12b-1 and service fee charges exceeded those of many funds in the class’s reference group, with the result that the class’s expenses were not compared solely with those of true peers. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by five other types of clients, specifically mutual funds for which Alger Management was sub-adviser, other pooled investment vehicles (including UCITS and hedge funds), separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all five cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees.
The Trustees then considered the profitability of the Investment Advisory Agreement to
Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each
Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2017.
After discussing with representatives of FUSE the expense-allocation practices, which
FUSE reported to be consistent with accepted industry practice, used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund at specified Fund asset levels (“breakpoints”); these have the effect of lowering a Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Trust. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Funds'
brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2017, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Funds under the Fund Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees determined that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each
Fund:

• The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the
Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. As with the other Funds, the Trustees noted that
Alger Management had undertaken to cap Fund expenses for one or more share classes through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.
• The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund as (and if) it grew in size and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment
Advisory Agreement was in the best interests of the Fund and its shareholders.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does	Can you limit
personal information	Alger share?	this sharing?
For our everyday business	Yes	No
purposes — such as to process your
transactions, maintain your account(s),
respond to court orders and legal
investigations, or report to credit bureaus
For our marketing purposes — to	Yes	No
offer our products and services to you
For joint marketing with other	No	We don’t share
financial companies
For our affiliates’ everyday	Yes	No
business purposes — information about
your transactions and experiences
For our affiliates’ everyday	No	We don’t share
business purposes — information about
your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	• Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for
collect my personal	example, when you:
information?
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies.
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

agreement must be approved by the Funds’ Chief Compliance Officer, President, Secretary
or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-
3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AIFAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2017	$137,500
October 31, 2016	$134,000

October 31, 2017	$19,400
October 31, 2016	$24,050

d) All Other Fees:
October 31, 2017	$7,808
October 31, 2016	$7,680

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2017	$224,414 , €94,197
October 31, 2016	$219,975 , €93,631

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By: /s/Hal Liebes

Hal Liebes

President

Date: December 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 11, 2017

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 11, 2017